The patient investor

QUARTERLY REPORT: 06/30/15
●	Value	●	Deep value	●	Global

●	Ariel Fund
●	Ariel Appreciation Fund
●	Ariel Focus Fund
●	Ariel Discovery Fund
●	Ariel International Fund
●	Ariel Global Fund

Slow and steady wins the race.

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund invest in small and/or midsized companies. Investing in small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the consumer discretionary and financial services sectors and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests primarily in equity securities of companies of any size and is a non-diversified fund, which means its investments are concentrated in fewer stocks than diversified funds. Ariel Focus Fund generally holds 20-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by  Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary  of Ariel Investments, LLC.

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com
Follow us on Twitter @ArielFunds

Fund performance at a glance	AS OF 06/30/15

					Annualized
	Quarter (%)		1-year (%)		3-year (%)	5-year (%)	10-year (%)	20-year (%)		Since inception (%)
Small/mid cap value strategy										11/06/86
Ariel Fund–Investor Class	–	2.26	+	9.79	+ 22.94	+ 19.15	+ 7.46	+	11.44	+ 11.76
Ariel Fund–Institutional Class	–	2.19	+	10.13	+ 23.32	+ 19.41	+ 7.58	+	11.50	+ 11.80
Russell 2500TM Value Index	–	1.27	+	0.99	+ 16.99	+ 16.24	+ 7.76	+	11.18	+ 11.47
Russell 2000® Value Index	–	1.20	+	0.78	+ 15.50	+ 14.81	+ 6.87	+	10.33	+ 10.71
S&P 500® Index	+	0.28	+	7.42	+ 17.31	+ 17.34	+ 7.89	+	8.91	+ 10.21
Mid cap value strategy										12/01/89
Ariel Appreciation Fund–Investor Class	–	0.75	+	7.90	+ 21.66	+ 18.73	+ 8.96	+	11.99	+ 11.32
Ariel Appreciation Fund–Institutional Class	–	0.68	+	8.27	+ 22.04	+ 18.98	+ 9.07	+	12.05	+ 11.37
Russell Midcap® Value Index	–	1.97	+	3.67	+ 19.13	+ 17.73	+ 8.89	+	11.55	+ 11.76
Russell Midcap® Index	–	1.54	+	6.63	+ 19.26	+ 18.23	+ 9.40	+	11.13	+ 11.55
S&P 500® Index	+	0.28	+	7.42	+ 17.31	+ 17.34	+ 7.89	+	8.91	+ 9.49
All cap value strategy										06/30/05
Ariel Focus Fund–Investor Class	–	0.80	–	0.48	+ 16.18	+ 14.15	+ 5.68		–	+ 5.68
Ariel Focus Fund–Institutional Class	–	0.73	–	0.19	+ 16.49	+ 14.36	+ 5.77		–	+ 5.77
Russell 1000® Value Index	+	0.11	+	4.13	+ 17.34	+ 16.50	+ 7.05		–	+ 7.05
S&P 500® Index	+	0.28	+	7.42	+ 17.31	+ 17.34	+ 7.89		–	+ 7.89
Small cap deep value strategy										01/31/11
Ariel Discovery Fund–Investor Class	–	2.01	–	9.31	+ 5.20	–	–		–	+ 4.25
Ariel Discovery Fund–Institutional Class	–	1.90	–	9.08	+ 5.48	–	–		–	+ 4.49
Russell 2000® Value Index	–	1.20	+	0.78	+ 15.50	–	–		–	+ 10.85
S&P 500® Index	+	0.28	+	7.42	+ 17.31	–	–		–	+ 13.72
International all cap strategy										12/30/11
Ariel International Fund–Investor Class	+	1.65	–	2.11	+ 13.91	–	–		–	+ 9.58
Ariel International Fund–Institutional Class	+	1.76	–	1.78	+ 14.19	–	–		–	+ 9.85
MSCI EAFE® Index (gross)	+	0.84	–	3.82	+ 12.45	–	–		–	+ 11.63
MSCI ACWI ex-US Index (gross)	+	0.72	–	4.85	+ 9.92	–	–		–	+ 9.40
Global all cap strategy										12/30/11
Ariel Global Fund–Investor Class	+	0.14	+	1.29	+ 15.15	–	–		–	+ 11.47
Ariel Global Fund–Institutional Class	+	0.14	+	1.51	+ 15.46	–	–		–	+ 11.76
MSCI ACWISM Index (gross)	+	0.52	+	1.23	+ 13.61	–	–		–	+ 13.43

The inception date for the Institutional Class shares of all Funds is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of a Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of a Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of its Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Descriptions for the indexes can be found in the individual fund summaries in the report. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

TURTLE TALK

Portfolio manager viewpoints

“At Ariel, I have found a company that shares the same patient investment philosophy I have honed over the last 25 years. Ariel exemplifies the independent thinking I have always embraced— the willingness to go against the grain to drive long-term performance. Our efforts have resulted in a 5-star Overall Morningstar RatingTM for Ariel International Fund and a 4-star Overall Morningstar RatingTM for Ariel Global Fund. I invite you to turn to page 17 to read more about our international and global strategies.”

-Rupal J. Bhansali, Portfolio Manager

Ariel brings you…

Rupal J. Bhansali, Portfolio Manager

In a recent InvestmentNews webinar, Portfolio Manager Rupal Bhansali asserts that “stability is not always your friend, and volatility is not always your enemy. By using proven principles of contrarian value investing, investors can seek improved risk-adjusted returns from stocks trading at a discount due to concerns about volatility. Conversely, investors should avoid buying stocks selling at a high premium for their perceived stability.” Rupal describes contrarian investing as buying securities when they go “on sale” but avoiding those that are offered “on clearance.”

At Ariel, we believe contrarian investing works best when backed by independent thinking and patience. To watch the InvestmentNews webinar or read Rupal’s latest Turtle Time interview, visit our award-winning website, arielinvestments.com.

Past performance does not guarantee future results. Ariel International Fund’s Overall Morningstar Rating™ is 5 stars (for both the Investor and Institutional Classes) among 289 Foreign Large Value Funds for the period ended 6/30/15 and is derived only from the 3-year rating of 5 stars among the 289 funds in the category. Ariel Global Fund’s Overall Morningstar Rating™ is 4 stars (for both the Investor and Institutional Classes) among 988 World Stock Funds for the period ended 6/30/15 and is derived only from the 3-year rating of 4 stars among the 988 funds in the category. The inception date for both Funds is 12/30/11 and therefore they do not yet have performance or ratings for the 5- and 10-year periods. For each fund with at least a 3-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. These ratings change monthly. The top 10% of funds in an investment category receive five stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. (C) 2015 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2	ARIELINVESTMENTS.COM

45 YEARS AND COUNTING…

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

For the quarter ended June 30, 2015, Ariel Fund returned -2.26%, which fell short of the -1.27% decline of the Russell 2500 Value Index and the -1.20% loss posted by the style-similar Russell 2000 Value Index. Over the three-month period, larger stocks performed marginally better, as evidenced by the +0.28% gain of the S&P 500 Index. While our consumer discretionary and financial services names outperformed and not owning utilities helped, weakness in health care, technology and energy penalized our returns. Lastly, for the three-month period, Ariel Appreciation Fund fell -0.75%, which beat both the Russell Midcap Value Index’s -1.97% decline, as well as that of the Russell Midcap Index which dropped -1.54%. Here, the strong performance of our financial services and producer durables names prevailed over softness among our technology and health care holdings.

For the six months ended June 30, 2015, Ariel Fund’s +4.26% gain trounced both the Russell 2500 Value Index, which returned +1.71%, as well as the Russell 2000 Value Index, which was up just +0.76%. Similarly, Ariel Appreciation Fund’s +3.56% rise over the last six months also beat the +0.41% gain of the Russell Midcap Value Index and the +2.35% increase of the Russell Midcap Index.

45 YEARS AND COUNTING…

Many know the story of John Rogers’s early exposure to the market and how that initiation led to the founding of Ariel. In place of toys, his father, Judge John W. Rogers, Sr., gave him stocks every birthday and Christmas beginning at age 12. That childhood hobby became an obsession that ultimately became our firm, Ariel Investments. As I was recently reflecting on this story, it occurred to me that now, at age 57, John has been closely following the stock market for the last 45 years—not to mention, he started professionally investing 35 years ago when he joined William Blair & Company, LLC, after graduating from Princeton. Long tenures like these are indeed rare in the investment industry. As such, I thought it would be truly unique to have John offer a 45-year perspective. What follows is a recent conversation we shared about his remarkable career and the valuable lessons he has learned.

–Mellody Hobson

800.292.7435	3

MH: What is the most important investing lesson you have learned over the last 45 years?

JR: Well, there are several things. I think the one thing that was reinforced during the financial crisis is the strength of our capitalist democracy to ultimately resolve whatever crisis is affecting our nation. Warren Buffett talks about this. And, as you know, I keep a quote from the Berkshire Hathaway Annual Report in my wallet, where Warren Buffett said, “Periodic setbacks will occur, yes, but investors and managers are in a game that is heavily stacked in their favor. The Dow Jones Industrials advanced from 66 to 11,497 in the 20th Century, a staggering 17,320% increase that materialized despite four costly wars, a Great Depression and many recessions.”1 I think that underscores the long-term, patient perspective that we have at Ariel—one that does not allow short-term noise to shake our confidence.

“Not getting fooled by the groupthink of the moment is crucial to successful investing.”

MH: You always carry this Warren Buffett quote with you in your wallet. What makes him such a great investor?

JR: Two things are in some ways tied together. First, he is willing to look out over the horizon and always think long term. He does not allow short-term noise to impact his decision-making. Secondly, if the short-term noise is causing major dislocations in the market, he takes advantage of opportunities that he says, “Mr. Market” gives him from time to time. He sees volatility as his friend, and precisely because he is a long-term investor, he has the ability to make decisions that run counter to the current emotions of the moment. In short, he is a true contrarian.

MH: You mentioned volatility. Why do you think investors are so concerned with it?

JR: I think today’s obsession with volatility is a short-term phenomenon that has been accelerated by the financial crisis. People were so shaken and so afraid during that period that they never want to feel that kind of pain again. As a result, they are now convinced that the best way to avoid pain is to lower the volatility and downside risk in their portfolios.

MH: Is this the biggest mistake investors make?

JR: In some ways it is just a manifestation of the biggest mistake. The worst thing an investor can do is get swept up in the current emotions of the moment and not be able to look beyond the horizon. If you think about it, when you get into these emotional moments, whether it is the bottom of the market in 2009 or the height of the Internet bubble, the whole crowd—everyone—agrees on one perspective. So not getting fooled by the groupthink of the moment is crucial to successful investing.

MH: How do you avoid that trap? Let’s talk about a real situation where the market was against you. How do you avoid that “flight” instinct we all have?

JR: One of the critical things Warren always talks about is how important it is to stay within your circle of competence—to invest in industries and companies you truly understand. If you stay focused and know your businesses really, really, really well, you will have the confidence to stick with a company during a very difficult time while other experts are scared to death. A deep knowledge of your company and its industry is critical to maintaining your conviction because it helps keep your emotions in check while enabling you to continue looking over the horizon.

The other thing we do is spend a lot of time studying behavioral finance to help remind us of some of the natural behavioral biases that we all have as human beings. Hopefully, by consistently reading the best academic research and regularly interfacing with the most renowned thought leaders, our knowledge of behavioral biases inoculates us and helps us make better decisions during emotional times.

MH: Do you ever doubt yourself when it comes to investing?

JR: I truly believe in what we do and how we do it, so I don’t doubt our investment strategy, our philosophy or our discipline to execute the philosophy consistently. And yet, I always say this is the most humbling business. There are times when I feel badly that a decision is not quite working and I am underperforming. It keeps me humble and prevents me from being overconfident. But the bottom line is that to be successful in this business, you must have a deep belief in your strategy, your philosophy and yourself.

1	Berkshire Hathaway 2012 Annual Letter, March 1, 2013, p. 6.

4	ARIELINVESTMENTS.COM

MH: In recent years, what is the biggest mistake you have made from which you have learned?

JR: The biggest mistakes I think we have made over the years have been by sometimes being impatient or too quick to double-down on a situation. All of the academic research behind behavioral finance helps us understand that when a company has disappointing earnings, it is best to be patient when rebuilding the position and not to rush. That is a lesson we have learned over time and one that could only be gained through experience. Of course, we also learned the hard way that when companies, industries and economies go through unimaginable shocks, it is critical to look for an appropriate “margin of safety”2 when it comes to a company’s balance sheet, so it can weather the inevitable storms. We thought we had that appropriate margin of safety, but the 2008-2009 crisis showed us that we could do better. When it came to our balance sheet analysis, we needed a larger margin of safety.

MH: Although you went through a period in 2008 that was clearly extraordinarily challenging, you came out of it with very strong returns. How do you reflect on that time—a remarkable period, where you experienced your lowest lows, as well as some of your highest highs?

JR: I just think it reinforces our view that a long-term perspective enables you to ignore the crowd. If feeling confident and comfortable standing alone is in your DNA, you can make the decisions that lead to long-term success. It is easy to say you are a contrarian; it is easy to say you are a long-term investor. But you cannot really know until you go through a crisis. A crisis really does expose the true contrarians who are also the true long-term thinkers. The wonderful thing for us is that the extraordinary recovery we experienced from the March 9, 2009 lows reinforces our core beliefs, and as a result, our team is more confident than ever that our investment philosophy is a winning one.

MH: When you think about the future, what excites you and what worries you?

JR: I am most excited by our team, which I strongly believe is the best we have ever had. Our team is deep, experienced and battle-tested—we have fought together through tough times and have learned a lot throughout those experiences. It is so much fun to work with colleagues that you admire and respect—people with whom you enjoy sharing and debating ideas. I cannot overstate how great it is to have such a high-quality group of diverse leaders and thinkers within our research department. When I founded Ariel 32 years ago, it was just me thinking about investing all the time and all by myself—a lonely endeavor. By contrast, it is so rewarding to have a talented group of teammates to interact with every day.

Looking forward, I am convinced our strategy of managing concentrated portfolios and remaining within our circle of competence is the best way for us to add value. Having achieved a +13.53% annualized return over more than three decades demonstrates that.3 And yet, in this environment, people are more short-term-oriented and risk-averse than ever. That is worrisome when your corporate logo is a turtle and you preach the merits of patient investing!

“It is easy to say you are a contrarian; it is easy to say you are a long-term investor. But you cannot really know until you go through a crisis.”

MH: How do you feel the investment environment has changed over the last 45 years?

JR: When I was getting started, I looked forward to watching Wall Street Week with Louis Rukeyser. I was fortunate enough to be on the show a few times. In those days, creative, imaginative stock-pickers such as John Templeton and Peter Lynch garnered a lot of respect. Those great investors had huge personalities and were very good at explaining what made them successful. Today, there is less and less of that. Again, because of the prevailing risk aversion, there is not as much emphasis on stock-picking. I think that is the most noteworthy change.

MH: So, is it like Rodney Dangerfield—stock-pickers get no respect?

JR: In some ways that is true today. There is more closet indexing than ever before. Then, of course, the other phenomenon I already mentioned is Wall Street’s short-term focus. That is clear. Management teams repeatedly tell us that very few firms want to own shares for the long run. Most investors are renting stocks: making the short-term trade while obsessed with having quarterly earnings that beat the Street. That phenomenon is much, much, much, much more pervasive than 30 years ago. This short-term focus is exacerbated by minute-by-minute news reports and the huge success of the hedge fund industry.

2
Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces. 3 Ariel Small Cap Tax-Exempt Composite annualized gross return from September 30, 1983 through June 30, 2015. Net return for the period was +12.40%.

800.292.7435	5

MH: In terms of this current investment environment, how do you feel about things today and how your portfolios are positioned?

JR: I continue to be optimistic and think the economic recovery still has some ground to cover. People have not embraced equities with full-on enthusiasm because of the risk aversion still lingering from the financial crisis and also the Internet bubble bursting earlier in the century. But therein lies the opportunity. This merger and acquisition wave will continue. Today’s historically low interest rates allow companies to take advantage of the low cost of capital by buying companies that can enhance their growth. I think that is very bullish for the market. I also believe a lot of businesses have not really had a chance to get fully back on track from the financial crisis. For example, companies focused on lower-end consumers continue to struggle. The day will come when more companies are fully participating in this economic recovery, but we still have a long way to go. Finally, I see valuations as reasonable, since they are more or less in line with historical norms. No, stocks are not as cheap as they were and not as many bargains can be found any longer, but overall, I am still optimistic about my current portfolios and how they are positioned.

MH: What do you know now that you wish you knew when you first started, when you were 12 years old or even 24?

JR: I wish I had not only understood how brilliant an investor Warren Buffett was but that I had invested in Berkshire Hathaway. For a true believer such as myself, it took me far too long to become a Berkshire shareholder.

MH: You have been thinking about stocks for 45 years, which is a very long time. How much longer will you do so as a professional investor?

JR: I love investing, and I love analyzing companies. It is what I have always done and what I plan to always do. I am excited to do this job for many, many years to come.

MH: That’s good. Is there anything else you would like to add?

JR: No, I think it’s a really good interview Mellody. Thank you.

PORTFOLIO COMINGS AND GOINGS

During the quarter, we bought shares of toymaker, Mattel, Inc. (MAT) in both Ariel Fund and Ariel Appreciation Fund, which we have successfully owned on two prior occasions.

Additionally, in a recent corporate transaction, Gannett Co., Inc. (GCI) has spun off its publishing business, which it continues to operate under that name. The surviving television broadcasting and digital businesses are now called TEGNA (TGNA). With its $1.5 billion market cap, Gannett is too small for Ariel Appreciation Fund and continues to be held by Ariel Fund. Meanwhile, TEGNA is a high-conviction name held in both of our traditional value strategies.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

VALUE INVESTOR INSIGHT

“With so many investors thinking short-term, share prices can be much more volatile than underlying business values. We believe taking advantage of those short-term dislocations is what drives long-term outperformance.”

– John W. Rogers, Jr.

Ariel’s Traditional Value Portfolio Managers recently sat down with Value Investor Insight to discuss their favorite stock ideas, valuations, sectors and performance drivers. To read the entire interview with John Rogers, Charlie Bobrinskoy, Tim Fidler, John Miller and Ken Kuhrt, visit arielinvestments.com.

6	ARIELINVESTMENTS.COM

Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr. Lead portfolio manager	John P. Miller, cfa Portfolio manager	Kenneth E. Kuhrt, cpa Portfolio manager

Composition of equity holdings (%)
	Ariel Fund†	Russell 2500 Value Index	Russell 2000 Value Index	S&P 500 Index
Consumer discretionary	30.15	10.22	11.01	14.27
Financial services	29.04	38.65	41.78	18.29
Producer durables	19.54	13.74	13.22	10.34
Health care	8.73	4.88	4.22	15.38
Materials & processing	4.75	6.45	4.84	3.47
Consumer staples	3.59	2.20	2.55	8.34
Technology	3.17	8.03	9.55	16.91
Energy	1.03	7.35	5.34	7.88
Utilities	0.00	8.47	7.48	5.11
†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns (%) as of 06/30/15
	Quarter		1-year		3-year		5-year		10-year		Since inception
Ariel Fund–Investor Class	–	2.26	+	9.79	+	22.94	+	19.15	+	7.46	+	11.76
Ariel Fund–Institutional Class+	–	2.19	+	10.13	+	23.32	+	19.41	+	7.58	+	11.80
Russell 2500TM Value Index	–	1.27	+	0.99	+	16.99	+	16.24	+	7.76	+	11.47
Russell 2000® Value Index	–	1.20	+	0.78	+	15.50	+	14.81	+	6.87	+	10.71
S&P 500® Index	+	0.28	+	7.42	+	17.31	+	17.34	+	7.89	+	10.21
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 09/30/14)
Investor Class	1.03%
Institutional Class	0.72%

Top ten equity holdings (% of net assets)
1.	Lazard Ltd	4.7
2.	KKR & Co. L.P	3.7
3.	International Speedway Corp.	3.5
4.	Kennametal Inc.	3.4
5.	J.M. Smucker Co.	3.2
6.	JLL	3.1
7.	CBRE Group, Inc.	3.1
8.	Bristow Group Inc.	3.0
9.	Interpublic Group of Cos., Inc.	3.0
10.	Brady Corp.	3.0

+ The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500™ Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by leading companies. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

800.292.7435	7

Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr. Co-portfolio manager	Timothy R. Fidler, cfa Co-portfolio manager

Composition of equity holdings (%)
	Ariel Appre- ciation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index
Financial services	33.58	32.67	23.84	18.29
Consumer discretionary	24.06	9.20	17.49	14.27
Producer durables	19.85	9.46	12.00	10.34
Health care	13.99	6.79	10.21	15.38
Consumer staples	3.63	3.51	5.47	8.34
Energy	2.66	10.64	5.97	7.88
Technology	2.23	8.00	11.75	16.91
Materials & processing	0.00	7.66	7.13	3.47
Utilities	0.00	12.07	6.14	5.11
†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns (%) as of 06/30/15
	Quarter		1-year		3-year		5-year		10-year		Since inception
Ariel Appreciation Fund–Investor Class	–	0.75	+	7.90	+	21.66	+	18.73	+	8.96	+	11.32
Ariel Appreciation Fund–Institutional Class+	–	0.68	+	8.27	+	22.04	+	18.98	+	9.07	+	11.37
Russell Midcap® Value Index	–	1.97	+	3.67	+	19.13	+	17.73	+	8.89	+	11.76
Russell Midcap® Index	–	1.54	+	6.63	+	19.26	+	18.23	+	9.40	+	11.55
S&P 500® Index	+	0.28	+	7.42	+	17.31	+	17.34	+	7.89	+	9.49
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 09/30/14)
Investor Class	1.12%
Institutional Class	0.79%

Top ten equity holdings (% of net assets)
1.	Stanley Black & Decker, Inc.	4.7
2.	First American Financial Corp.	4.3
3.	Kennametal Inc.	4.2
4.	AFLAC Inc.	4.1
5.	Bristow Group Inc.	3.8
6.	Western Union Co.	3.8
7.	Northern Trust Corp.	3.8
8.	Lazard Ltd	3.6
9.	Zimmer Biomet Holdings, Inc	3.6
10.	J.M. Smucker Co.	3.4

+ The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price/book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by leading companies. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

8	ARIELINVESTMENTS.COM

NATURAL GAS: A COMMODITY OF QUANTIFIABLE VALUE

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

In the second quarter, Ariel Focus Fund declined -0.80%, modestly underperforming its primary benchmark, the Russell 1000 Value Index, which inched ahead +0.11% and the S&P 500, which gained +0.28%. Performance was generally helped by our largest holding, Stanley Black & Decker, Inc. (SWK), as well as our stakes in investment banks Goldman Sachs Group, Inc. (GS), Morgan Stanley (MS) and JPMorgan Chase & Co. (JPM). The largest detractors from performance were Chesapeake Energy Corp. (CHK), Lockheed Martin Corp. (LMT), Apollo Education Group, Inc. (APOL), and Bed Bath & Beyond Inc. (BBBY). Since the end of the quarter, oil and natural gas prices, along with commodities in general, have been hit hard. Given the significant impact of energy companies on our portfolio, as well as the market as a whole, we will devote the majority of this letter to our thesis on these companies.

At Ariel, we believe in bottom-up stock-picking. We analyze individual companies and invest in those with the best combination of return potential and lowest estimated risk of permanent loss of capital. Individual portfolio weights are determined by combining our conviction around an investment thesis with our assessment of the discount to which a stock is trading relative to its intrinsic value. Although we are picking individual stocks, we do find that value often “clusters,” meaning that certain stocks within certain sectors of the market can become attractive at the same time.

Value is currently clustering in energy stocks. Within energy, exploration companies look particularly cheap. Within exploration, North American natural gas companies are the most out of favor. Four Ariel Focus Fund holdings have significant exposure to North American natural gas. In order of portfolio weighting, they are National Oilwell Varco (NOV), Exxon Mobil Corp. (XOM), Apache Corp. (APA), and Chesapeake Energy (CHK). Our case for natural gas follows.

Value investing has many tenets, but perhaps most fundamental is that all value investors believe in one idea: In the long run, the price of any security or financial asset will move toward its intrinsic value. Hence, the adage, “In the short run, the market is a voting machine, but in the long run, it is a weighing machine.” The idea is that the price of any stock can move on a daily basis based on the number of buyers or sellers. But over time, a stock must end up being worth the present value of its future cash flows. These cash flows form the basis of a stock’s intrinsic value or what a well-informed rational buyer would pay for the whole company.

800.292.7435	9

“Value is currently clustering in energy stocks. Within energy, exploration companies look particularly cheap. Within exploration, North American natural gas companies are the most out of favor.”

Commodities represent a challenge for value investors. What is the intrinsic value of a bushel of wheat or a ton of coal or an ounce of gold? In some cases, no obvious cash flow is associated with the commodity, making the asset nearly impossible to value and therefore uninvestable. But it is our opinion that some commodities have more measurable intrinsic value, and one of these is natural gas.

Let us begin with a little basic physics. Natural gas has value because of its energy content, which is easy to calculate and is directly comparable to other forms of energy. A British Thermal Unit (BTU) is the amount of energy required to raise the temperature of one pound of water by one degree Fahrenheit at sea level. One thousand cubic feet of natural gas, or MCF, has approximately 1.0 million BTUs of energy content. In comparison, one barrel of crude oil has approximately 5.8 million BTUs of energy content. The ratio of the energy in a barrel of oil to the energy in an MCF of natural gas is very close to 5.8:1. Burn the barrel of oil, and you can heat 5.8 times as much air as if you burn one MCF of natural gas.

It is our contention that over the long run, the ratio of the price of crude oil to the price of natural gas must approach this relative energy ratio of 5.8. If oil becomes expensive relative to natural gas, users can and will substitute the latter for the former. Homeowners can stop using heating oil and switch to natural gas. Electric utilities can and often do shift from oil- or coal-fired plants to natural gas plants. Even car manufacturers can build liquid natural gas cars. We think these conversions will increase the demand for natural gas, driving its price up until it approaches energy equivalent parity with oil.

A look at a chart of crude and natural gas prices shows that over a long period, this relationship has in fact held in the United States. The ratio of crude oil prices to natural gas prices has fluctuated but has generally ranged between 5 and 10. In the short run, the ratio can move based on local supply and demand, but in the long run, the investment thesis suggests that relative prices must return to their intrinsic energy value.

“The ratio of the energy in a barrel of oil to the energy in an MCF of natural gas is very close to 5.8 to 1.”

Note that this long-term price relationship broke down in 2009 and has been out of whack ever since. At quarter end, a barrel of oil was trading for approximately $60 (less than $50 as we go to press), while an MCF of natural gas is selling for approximately $2.75. This puts the ratio of prices for the two commodities at more than 18! In our view, this makes natural gas cheap and its current price dramatically less than its intrinsic value.

A second method for determining the value of a commodity is to see what price that commodity commands in other markets around the world. Over the long run, a commodity should not trade at dramatically higher prices in one advanced economy than in another. A look at historic natural gas prices around the world shows that prices were indeed relatively close across geographies until, again, in 2009, when the relationship broke down.

Using world natural gas markets as a proxy, natural gas prices in the United States appear extremely low. At the end of June, liquid natural gas was selling for $7.75 in Japan, $6.73 in the United Kingdom, $7.60 in China, and $2.35 at Cove Point, Maryland.

10	ARIELINVESTMENTS.COM

At Ariel, our job is to find stocks that are selling below their long-term intrinsic value because of some short-term issue or concern. In our opinion, natural gas is an asset with a quantifiable intrinsic value trading well below that value, based on short-term issues of supply and demand. Over time, we fully expect the price of natural gas to reflect its underlying value as an objectively measureable source of energy at relatively low rates of carbon emission. When they do, we are confident these stocks are positioned to benefit.

Natural gas is objectively a cleaner form of energy than either crude oil or coal. Carbon emissions from natural gas are approximately 25% lower than crude oil and approximately 40% lower than coal.

Our thesis on natural gas is neither original with us nor the consensus opinion. Many of the most sophisticated energy investors in the world share our optimism about the long-term value of natural gas. In 2010, Exxon, then the world’s largest energy company, purchased XTO Energy Inc. (the largest natural gas producer in North America) for more than $30 billion. Prominent individual energy investors such as Boone Pickens express optimism about long-term demand for natural gas. In the short run, however, an abundance of supply from new drilling technologies such as hydraulic fracturing and horizontal drilling have made many stock market investors bearish on the outlook for natural gas prices. They have punished the stocks of natural gas producers such as Chesapeake and Apache, and equipment suppliers such as National Oilwell Varco.

PORTFOLIO COMINGS & GOINGS

During the quarter, we did not initiate any new positions nor did we eliminate any holdings in Ariel Focus Fund.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy
Portfolio manager

TURTLE TIME WITH CHARLIE BOBRINSKOY

Do you have an investment question for your Ariel Focus Fund portfolio manager Charlie Bobrinskoy? Visit arielinvestments.com/turtle-time by August 24, 2015 to submit your investment questions. Look for Charlie’s responses on our website, arielinvestments.com in October.

800.292.7435	11

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy Portfolio manager

Composition of equity holdings (%)
	Ariel Focus Fund†	Russell 1000 Value Index	S&P 500 Index
Health care	18.55	11.83	15.38
Financial services	18.27	29.81	18.29
Technology	14.17	10.54	16.91
Producer durables	13.87	9.83	10.34
Energy	12.01	14.30	7.88
Consumer discretionary	11.53	6.59	14.27
Materials & processing	6.84	3.49	3.47
Consumer staples	4.76	5.53	8.34
Utilities	0.00	8.07	5.11
†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns (%) as of 06/30/15
Since
	Quarter	1-year	3-year	5-year	10-year	inception
Ariel Focus Fund–Investor Class	– 0.80	– 0.48	+ 16.18	+ 14.15	+ 5.68	+ 5.68
Ariel Focus Fund–Institutional Class+	– 0.73	– 0.19	+ 16.49	+ 14.36	+ 5.77	+ 5.77
Russell 1000® Value Index	+ 0.11	+ 4.13	+ 17.34	+ 16.5	+ 7.05	+ 7.05
S&P 500® Index	+ 0.28	+ 7.42	+ 17.31	+ 17.34	+ 7.89	+ 7.89
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 09/30/14) 1	Net	Gross	Expense Cap
Investor Class	1.08%	1.40%	1.00%
Institutional Class	0.83%	1.06%	0.75%

Top ten equity holdings (% of net assets)
1.	Stanley Black & Decker, Inc.	5.8
2.	Western Union Co.	5.3
3.	Oracle Corp.	4.9
4.	International Business Machines Corp.	4.8
5.	CVS Health Corp.	4.8
6.	Lockheed Martin Corp.	4.7
7.	National Oilwell Varco	4.4
8.	Mosaic Co.	4.1
9.	Newell Rubbermaid Inc.	4.1
10.	Goldman Sachs Group, Inc.	3.9

+
The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

1
Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap was 1.25% for the Investor Class and 1.00% for the Institutional Class.

Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by leading companies. All indexes are unmanaged, and an investor cannot invest directly in an index.

12	ARIELINVESTMENTS.COM

ASSESSING PERFORMANCE PERIODS

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 06/30/15

	Quarter	Year to date	1-year	3-year	Since inception*
Ariel Discovery Fund	– 2.01%	– 6.11%	– 9.31%	+ 5.20%	+ 4.25%
Russell 2000® Value Index	– 1.20	+ 0.76	+ 0.78	+ 15.50	+ 10.85
S&P 500® Index	+ 0.28	+ 1.23	+ 7.42	+ 17.31	+ 13.72
*  The inception date for Ariel Discovery Fund is 01/31/11.

This was another quarter of subpar performance for Ariel Discovery Fund, as we lost -2.01% compared with a loss of -1.20% for the Russell 2000 Value Index. Unfortunately, this shortfall continues a stretch of underperformance. Our experience tells us that these extended shortfalls occur; although this particular mutual fund is relatively young, we have been deep value investors for 13 years.

In 2002 when describing the deep value investment philosophy, I wrote the following:

Attempting to time market moves or predict the “hottest” market segment over short periods, with the goal of trading in and out of stocks, is a losing proposition.

As we believe that stocks become mispriced due to a “herd” mentality among investors, the approach which we intend to use will often require a contrarian mindset. We may often be investing during down markets, avoiding popular market sectors, and buying unloved, under-owned and undiscovered stocks. We believe, however, that this approach—seeking absolute rather than relative performance, and investing for the long-term based on intrinsic value—is one that could provide us with an advantage over the rest of the market.

We have consistently tried to tell investors that our deep value strategies follow an extremely long-term approach to investing, but there will be periods where our disciplined approach does not drive outperformance. Importantly, we will not waiver from our investment philosophy no matter how painful results may be in the short term. Indeed, portfolio underperformance can persist for extended periods, and so can market imbalances between, for instance, large- and small-caps or growth and value.

800.292.7435	13

So when a portfolio underperforms we attempt to determine what has caused the shortfall and assess whether we could have meaningfully improved our results within our discipline. For instance, did we underperform in a favorable environment or in a punitive one? One of the most straightforward ways to evaluate an environment is to compare the returns of the small-cap value and small-cap growth universes. Since the debut of Ariel Discovery Fund in early 2011, the return discrepancy between value and growth has been massive. The Russell 2000 Growth Index has gained +14.84% annually, outpacing the Russell 2000 Value Index’s +10.85% by essentially 400 basis points annually. Moreover, during that time, the value index only outpaced the growth index in one calendar year—2012. And the divergence has recently been extreme: this year small-cap value stocks have trailed small-cap growth stocks by just short of 800 basis points annually. Thus, it has been a particularly tough period for value investing in small-caps, and given our strong deep value tilt, it has been even tougher.

“We have consistently tried to tell investors that our deep value strategy is an extremely long-term approach to investing.”

Turning to Ariel Discovery Fund, we went a step further and examined the 1900+ stocks in our primary benchmark, the Russell 2000 Value Index. We concluded that over the most recent 24 months, it would have been very difficult to stick to our specific discipline and compile a portfolio of outperforming stocks. The stocks with good relative performance over this period tended to be diametrically opposed to our low-price-to-book, cash-rich, unlevered targets.

What, then, does this mean for the future?

While perhaps contrary to standard thinking, as long-term deep value investors we believe a period of poor performance means the odds of future good performance actually improve. The stocks we own have gotten cheaper, both on an absolute and relative basis. Plus reversion to the mean is a powerful force that we believe is likely to work in our favor going forward. Rarely are we able to assemble a portfolio with an average discount-to-fair market value above 40%. Yet, as of this writing, it is in the vicinity. Although our stocks remain out of favor, we believe our companies generally continue to grow intrinsic value. And, while we never claim to always get it right, we do believe experience makes us better, not worse, hunters of value.

“It has been a particularly tough period for value investing in small-caps, and given our strong deep value tilt, it has been even tougher.”

We feel there is untapped value in the portfolio. Whether this begins to be realized immediately or over the longer term, we cannot predict. We do see a continued rise in interest among activists and potential acquirers for many of our names, which may provide the catalyst to improved results in the near term. In any case, we can unequivocally state that our conviction level grows as the slump lengthens. In our long view, patience is the key.

THIS QUARTER’S WINNERS, LOSERS, ENTRIES, AND EXITS

Our top-performing holding during the quarter was POZEN, Inc. (POZN), which rose +43.52% prior to our final sale of the stock, as we believe it reached full value. Other gainers included Cowen Group, Inc. (COWN), continuing a solid move with an additional +23.08% return for the quarter, and Century Casinos, Inc. (CNTY), gaining +15.60%. On the downside, Contango Oil & Gas Co. (MCF) lost -44.23%, Rubicon Technology, Inc. (RBCN) fell by -38.32%, and Vical Inc. (VICL) lost -25.92%.

Since year-end, the portfolio’s biggest contributor to performance has been Cowen Group, as a +33.33% return in one of our largest holdings has been a solid boost. Contango Oil & Gas, down -58.04% year-to-date, has been our biggest detractor.

14	ARIELINVESTMENTS.COM

During the quarter, we initiated two new positions and eliminated two holdings in Ariel Discovery Fund. We bought shares of Electro Rent Corp. (ELRC), the current market leader in leasing test and measurement equipment. The stock price fell nearly 50% after the company lost KeySight, an important customer, and now trades for 1.1x its tangible book value. We also purchased LeapFrog Enterprises, Inc. (LF), a company focused on multimedia education toys for children. It has a strong brand with a trustworthy name but has poorly executed product launches as of late. The share price suffered a steep drop and then traded less than cash, a likely bargain in our minds. We sold our shares of POZEN, as it became priced at full value. We also closed our position in Sigma Designs, Inc. (SIGM), a leading provider of system-on-chip solutions for entertainment and smart home systems. We bought Sigma at a discount to asset value, and it has now reached nearly 3x its asset value.

“[A]s long-term deep value investors, we believe a period of poor performance means the odds of future good performance actually improve.”

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

David M. Maley
Lead portfolio manager

VALUE ADDED CONTENT AND SERVICES FOR INVESTORS

To learn more about David’s deep value investment approach, we invite you to view his video presentations at arielinvestments.com/video-presentations/.

Coming this Fall, we are excited to introduce new online services and improvements for you:

● Arielinvestments.com on demand. Our redesigned website will provide you with optimized viewing from your smartphone, tablet or desktop computer — whenever and wherever you are.

● Upgraded online shareholder services. With new tools and a simplified layout for the services you use most, managing your Ariel account will be easier than ever.

●
Stay connected. We are bringing you even more ways to stay up-to-date with Ariel’s market insights and analysis, performance updates, mutual fund news and commentary via LinkedIn, Twitter, YouTube, Google+ and Instagram.

At Ariel we are working hard on your behalf and welcome your feedback as we introduce new services to you. Please contact us at email@arielinvestments.com or 800.292.7435, option 1.

800.292.7435	15

Ariel Discovery Fund performance summary	INCEPTION: 01/31/11

David M. Maley Lead portfolio manager	Kenneth E. Kuhrt, cpa Portfolio manager

Composition of equity holdings (%)
	Ariel Discovery Fund†	Russell 2000 Value Index	S&P 500 Index
Technology	20.75	9.55	16.91
Financial services	18.15	41.78	18.29
Consumer discretionary	17.55	11.01	14.27
Producer durables	12.81	13.22	10.34
Utilities	12.00	7.48	5.11
Materials & processing	10.44	4.84	3.47
Energy	5.75	5.34	7.88
Health care	2.55	4.22	15.38
Consumer staples	0.00	2.55	8.34
†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns (%) as of 06/30/15
	Quarter	1-year	3-year	Since inception
Ariel Discovery Fund–Investor Class	– 2.01	– 9.31	+ 5.20	+ 4.25
Ariel Discovery Fund–Institutional Class+	– 1.90	– 9.08	+ 5.48	+ 4.49
Russell 2000® Value Index	– 1.20	+ 0.78	+ 15.50	+ 10.85
S&P 500® Index	+ 0.28	+ 7.42	+ 17.31	+ 13.72
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 09/30/14) 1	Net	Gross	Expense Cap
Investor Class	1.33%	1.93%	1.25%
Institutional Class	1.07%	1.25%	1.00%

Top ten equity holdings (% of net assets)
1.	Cowen Group, Inc.	6.2
2.	ORBCOMM, Inc.	5.8
3.	Pendrell Corp.	5.8
4.	RealNetworks, Inc.	4.6
5.	Capital Southwest Corp.	4.4
6.	Century Casinos, Inc.	4.0
7.	Rentech, Inc.	3.7
8.	Rosetta Stone Inc	3.7
9.	XO Group Inc	3.4
10.	Imation Corp.	3.4

+ The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
1 Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap was 1.50% for the Investor Class and 1.25% for the Institutional Class.
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by leading companies. All indexes are unmanaged, and an investor cannot invest directly in an index.

16	ARIELINVESTMENTS.COM

THE GREEK TRAGEDY

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

It was basically a flat quarter for international stocks, although it had been nicely positive until the final few days. The key event in international investing for the quarter came at the end of June, as the extreme game of brinkmanship between Greece and its European creditors came to a head. Global equity markets fell -2.97% in the last two trading days of the quarter. The negativity carried over to the United States, causing the S&P 500 Index to retreat nearly -2% in two sessions.

Over the full quarter, our funds performed well. Specifically, Ariel International Fund gained +1.65%, topping the MSCI EAFE’s +0.84% gain, as well as the MSCI ACWI ex-US Index’s +0.72% return. Ariel Global Fund advanced +0.14%, compared with the MSCI ACWI Index’s +0.52% return. Stock selection drove these strong results across both funds. The most advantageous area for both was information technology, where stock selection drove the outperformance. The other helpful sectors differed from fund to fund. For the most part, negative sectors were also different from one product to the next. For Ariel International Fund, health care was the lowest-performing area. In Ariel Global Fund, it was consumer discretionary stocks.

Recent history suggests a proverbial falling of dominoes. The key domino toppled when negotiations over the terms and extension of Greece’s bailout (its second one in this crisis) broke down in late June. That meant Greek Prime Minister Alexis Tsipras called for a referendum by Greek voters on austerity measures, one he urged the populace to reject. The government then defaulted on a $1.6 billion loan payment to the International Monetary Fund (IMF) that was due June 30, making it the first developed country to default on an IMF loan. In turn, the default caused Greece to impose capital controls, sharply limit cash withdrawals, and close banks and stock markets. On July 5, 61% of Greek voters followed Tsipras’s counsel and voted “No” to austerity measures and other stipulations from the European Union and the IMF. That vote meant another round of negotiations between Tsipras and other European leaders, resulting in a potential deal on July 13. The bailout may be a tough sell back in Greece, for the more than $90 billion package includes stipulations that Greece must reform pensions, lift taxes (especially VAT), and entrust more than $50 billion of Greek assets to fund recapitalization of its banks and pay down sovereign debt.

800.292.7435	17

“The key event in international investing for the quarter came at the end of June, as the extreme game of brinkmanship between Greece and its European creditors came to a head.”

Obviously the situation is unfolding in real time, but at Ariel, we think that regardless of what happens in Greece, the effect on the rest of the world will be minimal. In other words, we see this as a Greek tragedy, not a global one. After all, a bad ending to Greece’s financial woes have been well-telegraphed. There is no new news.

Then why all the Greek drama? We think capital markets have been stretched lately across the globe and in many asset classes. With that in mind, Greece’s denouement serves as a catalyst to the moves in equity markets, but is not the cause. We see the falling of world equity markets on June 29 and 30 as a repricing of the previously exuberant “risk on” mentality.

“[W]e see this as a Greek tragedy, not a global one”

Some perspective is in order. After all, Greece is only 1.8% of the Eurozone gross domestic product. And it has always been a very small portion of the Eurozone, but previously, it was more thoroughly weaved into that economy. Hence, when markets panicked in previous years, Greece’s potential impact elsewhere was much larger. More of its debt was in private hands, and few support mechanisms were in place to allow the country’s finances to stabilize. At this point, most of Greece’s debt is in the hands of public and government entities such as the European Central Bank, IMF and European Commission; little is actually in private hands. This reality allows for more flexibility going forward and reduces contagion risks like those feared over the past five years.

“Greece’s denouement serves as a catalyst to the moves in equity markets, but is not the cause.”

For our part, we do not own any Greek stocks, nor do we intend to. This is because in addition to a “cash drain,” we have seen a “brain drain” in that country—the young and the skilled have been leaving Greece for years. And yet, we will keep our eyes on Greece to determine if it is creating opportunities elsewhere. For patient investors, short-term volatility can yield long-term opportunity.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Rupal J. Bhansali
Portfolio manager

A GLOBAL CONTRARIAN SEES VALUE ALL AROUND HER

“A virtuous cycle is turning into a vicious cycle, especially in countries like Brazil, South Africa, and China, where credit was granted willy-nilly.”

– Rupal J. Bhansali
CIO, International & Global Equities

In an exclusive interview with Barron’s magazine (July 27, 2015), Rupal Bhansali discusses her portfolio strategy, favorite stock ideas and where she is finding value. Rupal also explains why investors should be paying more attention to currency volatility. To read the entire article, we invite you to visit arielinvestments.com.

18	ARIELINVESTMENTS.COM

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings* (%)
	Ariel International Fund†	MSCI EAFE Index	MSCI ACWI ex-US Index
Information technology	21.72	4.73	7.36
Financials	18.02	26.22	27.83
Telecommunication services	15.32	4.87	5.23
Consumer staples	12.74	10.94	9.89
Consumer discretionary	12.04	13.18	11.80
Health care	11.42	11.24	9.05
Energy	4.17	5.18	6.95
Industrials	3.75	12.65	11.04
Utilities	0.49	3.61	3.38
Materials	0.34	7.39	7.47
†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.
*
The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 06/30/15
	Quarter		1-year		3-year		Since inception
Ariel International Fund–Investor Class	+	1.65	–	2.11	+	13.91	+	9.58
Ariel International Fund–Institutional Class	+	1.76	–	1.78	+	14.19	+	9.85
MSCI EAFE® Index (gross)	+	0.84	–	3.82	+	12.45	+	11.63
MSCI ACWI ex-US Index (gross)	+	0.72	–	4.85	+	9.92	+	9.40
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 09/30/14) 1	Net	Gross	Expense Cap
Investor Class	1.29%	4.24%	1.25%
Institutional Class	1.03%	3.17%	1.00%

Top ten companies^ (% of net assets)
1.	GlaxoSmithKline plc	5.4
2.	Deutsche Boerse AG	5.0
3.	China Mobile Ltd.	5.0
4.	Roche Holding AG	4.8
5.	Dialog Semiconductor plc	4.6
6.	Nokia Corp.	4.0
7.	Ahold N.V.	3.7
8.	Telefonica Deutschland GmbH & Co.	3.1
9.	Reckitt Benckiser Group plc	3.1
10.	Swisscom AG.	3.1

^ For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Country weightings‡ (%)
U.K.	19.07
Japan	17.88
Germany	15.10
Switzerland	10.37
China	7.68
U.S.	4.57
Netherlands	4.42
France	4.37
Finland	4.36
Canada	3.05
Ireland	2.06
Italy	1.92
Spain	1.04
Hong Kong	0.75
Israel	0.66
Singapore	0.58
Chile	0.55
Austria	0.48
Sweden	0.47
Luxembourg	0.38
Macau	0.13
Denmark	0.11
‡	This list excludes ETFs.

1
Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel International Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.

Notes: The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. MSCI EAFE® Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. MSCI EAFE Index (gross) returns reflect the reinvestment of income and other earnings, including the maximum possible dividends. The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex US Index (gross) returns reflect the reinvestment of income and other earnings, including the maximum possible dividends. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. All indexes are unmanaged, and an investor cannot invest directly in an index.

800.292.7435	19

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings* (%)
	Ariel Global Fund†	MSCI ACWI Index
Health care	24.21	12.36
Information technology	19.64	13.72
Telecommunication services	14.49	3.72
Financials	13.27	21.95
Consumer discretionary	11.93	12.70
Consumer staples	6.63	9.50
Utilities	3.76	3.07
Energy	3.43	7.37
Industrials	2.17	10.34
Materials	0.47	5.28
†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.
*
The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 06/30/15
	Quarter	1-year	3-year	Since inception
Ariel Global Fund–Investor Class	+ 0.14	+ 1.29	+ 15.15	+ 11.47
Ariel Global Fund–Institutional Class	+ 0.14	+ 1.51	+ 15.46	+ 11.76
MSCI ACWISM Index (gross)	+ 0.52	+ 1.23	+ 13.61	+ 13.43
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 09/30/14) 1	Net	Gross	Expense Cap
Investor Class	1.29%	3.70%	1.25%
Institutional Class	1.04%	1.51%	1.00%

Top ten companies^ (% of net assets)
1.	Gilead Sciences, Inc.	6.5
2.	Microsoft Corp.	5.4
3.	China Mobile Ltd.	5.2
4.	GlaxoSmithKline plc	5.0
5.	Roche Holding AG	4.9
6.	Harman Intl Industries, Inc.	3.9
7.	Johnson & Johnson	3.8
8.	Southern Co.	3.2
9.	Deutsche Boerse AG	3.1
10.	Baidu, Inc.	3.1

^ For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Country weightings‡ (%)
U.S.	48.48
China	9.09
U.K.	7.94
Japan	7.81
Switzerland	7.60
Germany	6.26
Finland	2.31
France	2.28
Canada	1.97
Netherlands	1.45
Chile	1.29
Brazil	0.87
Turkey	0.51
Spain	0.50
Singapore	0.35
Italy	0.31
Hong Kong	0.27
Mexico	0.25
Peru	0.21
Israel	0.19
Macau	0.06
‡	This list excludes ETFs.

1
Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Global Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.

Notes: The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. MSCI ACWI (All Country World Index) IndexSM is an unmanaged, market weighted index of global developed and emerging markets. MSCI ACWI Index (gross) returns reflect the reinvestment of income and other earnings, including the maximum possible dividends. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. All indexes are unmanaged, and an investor cannot invest directly in an index.

20	ARIELINVESTMENTS.COM

Blount International (NYSE: BLT) 4909 SE International Way Portland, OR 97222 503.653.8881 | blount.com

Founded in the 1940s, Blount remains a global industry leader in the manufacturing of saw chain and guide bars for consumers and professionals. Its products are primarily used in the forestry; lawn and garden; and farm, ranch and agriculture markets. Blount has the manufacturing capabilities to make approximately 220 million feet of saw chain and more than 15 million guide bars every year. The company’s products are sold under the Oregon, Carlton, KOX, SpeeCo, Woods, ICS, and Tisco brands.

CURRENCY HEADWIND

The stock has suffered recently as a strengthening U.S. dollar has been a meaningful near-term headwind. With five of its 10 manufacturing facilities located domestically, a stronger U.S. dollar inflates Blount’s cost of manufacturing compared to its overseas competitors. Additionally, with changes in exchange rates, its products now appear 15% to 20% more expensive than those of its overseas customers. Blount is faced with a difficult choice: either lower price and sacrifice profitability in order to maintain market share, or maintain price and profitability at the potential expense of market share.

RETAINING HUSQVARNA

In 2013, Blount’s largest customer, Husqvarna, announced it would build its own saw chain production facility to be completed later this year. Although Husqvarna has signed a new long-term supply agreement with Blount through 2017, this news weighed on Blount’s stock, as Husqvarna represents 8% of Blount’s total revenue. Over the long term, only half of that revenue will be affected by Husqvarna’s announcement because Blount provides other products such as laminated and solid guide bars that are not at risk for replacement by Husqvarna’s new saw chain facility. The market has remained fixated on the impact of Husqvarna’s decision, even though Husqvarna’s facility is still not producing its own chain yet.

IMPROVED BALANCE SHEET

A few years ago, the company’s balance sheet was an area of concern in the marketplace. In 2011, the company had more than $530 million of outstanding debt. Since then, Blount has been able to decrease total debt by more than $100 million. Management remains focused on continuing that trend and improving the balance sheet risk profile of the company.

INTRIGUING VALUATION

The market continues to be focused on short-term issues despite the fact that the long-term fundamentals of the company’s end markets have not changed over the past several quarters. Over the long term, we see a company that brings differentiated products to expanding markets around the globe.

As of June 30, 2015, shares traded at $10.92, a 46% discount to our current private market value of $20.06.

800.292.7435	21

Lazard Ltd. (NYSE: LAZ) 2 Church Street Hamilton HM 11 Bermuda 441.295.1422 | lazard.com

Lazard Ltd. is one of the largest independent financial firms in the world, providing both advisory and asset management services. The company was founded in 1848 and has roots in New York, Paris and London. Incorporated in Bermuda, Lazard employes 2,300 people from 41 cities across 26 countries in Europe, North America, Asia, Australia, and Central and South America. As of March 31, 2015, the company had $199 billion in assets under management.

WORLD - CLASS CAPABILITIES

Lazard is a leading global financial services company with significant brand and franchise value. The company has world-class capabilities in three distinct practice areas: mergers and acquisition (M&A) advisory services, restructuring advisory services, and management of equity, fixed income and alternative investment strategies for global and emerging market mandates. The company has particular expertise in cross-border transactions. Recent advisory engagements have included such major global clients as Canon, Pfizer, AT&T, Heinz, Philips, and Airbus. The company’s restructuring business is also highly regarded, providing advisory services to companies in financial distress and bankruptcy, and sovereign authorities such as the finance ministries of Greece and Ukraine.

ADVANTAGES IN THE INDUSTRY

In our opinion, the company benefits from several key competitive advantages:

●	A well-respected brand and franchise: Lazard has been in business for more than 150 years and retains a long history of success with an excellent reputation in its practice areas.

●	A global presence and scale: The Lazard brand is globally recognized and respected. The company’s broad reach provides superior scale and geographic scope relative to other independent advisory boutiques. It is the largest independent advisor in the world and is well-positioned to continue to take share from bulge bracket and regional firms as Wall Street continues to evolve in the post-financial-crisis era.

●	Independence and expertise: The 2008 financial crisis highlighted an important aspect of Lazard’s independence. Corporations have become cautious in hiring advisory firms that have sales, trading and lending activities. As a result, they have turned to boutique investment banks in seeking unbiased advice. Being separate from the Big Four and the global investment banks is a key competitive advantage with more organizations looking for truly independent advice and valuation.

EXECUTING A STRATEGIC PLAN

Since the time of our initial purchase, Lazard has diligently reworked its cost structure and addressed the poor compensation practices of past management. Furthermore, the company has grown exponentially and taken advantage of the cyclical rebounds in both of its franchises of financial advisory and asset management. Global M&A volumes have been slow to recover as macro concerns have weighed on corporate management confidence and remain at historically modest levels. As the economy rebounds, we believe Lazard is well positioned as management continues to execute its strategic plan, ultimately leading to materially higher earning power than it retains today. Despite the substantial recovery off the lows of the last cycle, shares remain undervalued. We continue to hold shares currently trading at a 9% discount to our private market value of $62.

22	ARIELINVESTMENTS.COM

SeaChange International, Inc. (NASDAQ: SEAC) 50 Nagog Park Acton, MA 01720 978.897.0100 | schange.com

Founded in 1993, SeaChange International (SEAC) develops and sells software that enables multiscreen television viewing. An early pioneer in video on-demand hardware, the company’s software is used by cable system operators and telecommunications companies to enable multiscreen video on-demand, dynamic advertising insertion and over-the-top content delivery. Past product delays and a CEO transition have pressured SeaChange’s recent earnings results and stock price. Yet, with several new product rollouts on the horizon, a highly regarded and incentivized CEO in place and a rock-solid balance sheet, we view the current stock price as an exciting opportunity to benefit from the next wave in video content viewing.

THE LIBERTY ROLLOUT

After several delays, the company is now in the early innings of multiple product launches, but none more important than Liberty Global. It is the world’s largest international cable company and is beginning to roll out SeaChange’s Nucleus video gateway product. Nucleus is a next-generation user-interface that enables multiscreen viewing on any set top box. Anyone who is a Comcast X1 customer can partake in this cutting-edge experience. In the first quarter of this year, it was seamlessly expanded to more than 20,000 Liberty subscribers in Poland. Given Liberty’s base of 20 million subscribers in 14 countries, there is unrecognized potential in the stock price.

UNDERAPPRECIATED CALL OPTIONS

Beyond Nucleus, SeaChange is upgrading its legacy video on-demand software, introducing its over-the-top content delivery product and developing its own local content ratings. The company expects an increasing amount of its  video on demand software users to upgrade to its latest Adrenaline product, since its legacy Axiom product is no longer being licensed. Additionally, the over-the-top Rave platform introduced in December 2014 is already generating a great deal of interest, including having been selected by BBC Worldwide for its BBC Store. Finally, as an early derivate of a recent acquisition of Timeline Labs, the company has formed a joint venture with Fox Television, Tribune Media and Univision to develop New Coin, a local content ratings product that competes with Nielsen.

THE RIGHT LEADER

New CEO Jay Samit is an experienced and visionary leader. He has spent the last 30 years in senior executive roles at places such as Universal Studios and Sony, spearheading efforts across multiparty video communications, social networking and digital media. Moreover, his compensation at SeaChange is well-aligned with shareholder interests, since it is heavily weighted toward restricted stock units and options. Also, with more than $85 million in cash and marketable securities at his disposal, he has the appropriate balance sheet for executing his vision.

A LONG-TERM VIEW

We view this period of transition for SeaChange as a terrific buying opportunity. With more than 35% of the market capitalization in net cash, several underappreciated product launches forthcoming and an incentivized leader, the company is a great example of what we look for in Ariel Discovery Fund, our deep value strategy. As of June 30, 2015, shares traded at $7.01—a significant discount to our estimate of intrinsic value.

800.292.7435	23

Ariel Fund statistical summary	(UNAUDITED)

			52-week range		Earnings per share			P/E calendar
Company	Ticker symbol	Price 06/30/15	Low	High	2013 actual calendar	2014 actual calendar	Forward 12 months estimate	2013 actual P/E	2014 actual P/E	Forward 12 months P/E	Market cap. ($MM)
Contango Oil & Gas Co.	MCF	12.27	11.32	42.98	2.56	(1.15)	(1.94)	4.8	NM	NM	238
Blount Intl, Inc.	BLT	10.92	10.79	17.97	0.84	1.10	1.12	13.0	9.9	9.8	531
International Speedway Corp.	ISCA	36.67	28.09	38.27	1.18	1.51	1.56	31.1	24.3	23.5	976
MTS Systems Corp.	MTSC	68.95	59.97	77.39	3.83	3.55	3.52	18.0	19.4	19.6	1,028
Brady Corp.	BRC	24.74	20.98	30.86	1.96	1.65	1.83	12.6	15.0	13.5	1,182
U.S. Silica Holdings, Inc.	SLCA	29.36	22.71	73.43	1.41	2.23	2.04	20.8	13.2	14.4	1,568
Gannett Co. Inc.*	GCI	13.99	13.35	15.05	N/A	N/A	1.24	N/A	N/A	11.3	1,583
Simpson Manufacturing Co., Inc.	SSD	34.00	28.80	38.20	1.17	1.56	1.68	29.1	21.8	20.2	1,678
Bristow Group Inc.	BRS	53.30	50.80	81.60	3.78	4.44	4.30	14.1	12.0	12.4	1,861
Meredith Corp.	MDP	52.15	41.95	57.22	3.03	3.27	3.34	17.2	15.9	15.6	1,959
Littelfuse, Inc.	LFUS	94.89	78.68	103.08	4.58	5.09	5.35	20.7	18.6	17.7	2,142
Anixter Intl Inc.	AXE	65.15	64.09	103.47	6.25	6.09	4.88	10.4	10.7	13.4	2,147
Kennametal Inc.	KMT	34.12	27.63	46.76	2.69	2.60	2.31	12.7	13.1	14.8	2,705
Fair Isaac Corp.	FICO	90.78	53.09	96.53	2.90	3.05	3.65	31.3	29.8	24.9	2,819
Sotheby’s	BID	45.24	34.74	47.28	1.88	2.05	2.62	24.1	22.1	17.3	3,144
Janus Capital Group Inc.	JNS	17.12	10.95	18.98	0.71	0.84	1.17	24.1	20.4	14.6	3,206
Charles River Laboratories Intl, Inc.	CRL	70.34	52.02	84.69	2.93	3.46	3.73	24.0	20.3	18.9	3,331
Bio-Rad Laboratories, Inc.	BIO	150.61	102.71	151.97	5.25	5.28	5.69	28.7	28.5	26.5	3,617
First American Financial Corp.	FAF	37.21	26.20	38.19	1.72	2.01	2.57	21.6	18.5	14.5	4,033
Dun & Bradstreet Corp.	DNB	122.00	105.64	137.25	7.87	7.73	7.93	15.5	15.8	15.4	4,396
Madison Square Garden Co.	MSG	83.49	58.56	87.27	1.72	1.73	2.62	48.5	48.3	31.9	5,193
Graham Holdings Co.	GHC	1,075.05	671.16	1,119.54	33.64	43.29	48.64	32.0	24.8	22.1	5,234
IDEX Corp.	IEX	78.58	65.91	81.82	3.43	3.78	4.06	22.9	20.8	19.4	6,125
TEGNA, Inc.*	TGNA	32.07	25.95	38.48	N/A	N/A	2.36	N/A	N/A	13.6	7,275
Lazard Ltd	LAZ	56.24	43.12	58.85	2.01	3.20	3.61	28.0	17.6	15.6	7,298
JLL	JLL	171.00	118.79	174.83	6.45	8.84	9.74	26.5	19.3	17.6	7,671
Interpublic Group of Cos., Inc.	IPG	19.27	16.37	22.69	0.88	1.07	1.30	21.9	18.0	14.8	7,957
Mattel, Inc.	MAT	25.69	22.32	40.00	2.64	1.57	1.45	9.7	16.4	17.7	8,692
Snap-on Inc.	SNA	159.25	111.28	162.26	5.88	6.94	8.07	27.1	22.9	19.7	9,288
KKR & Co. L.P.	KKR	22.85	18.84	25.58	2.99	1.84	2.66	7.6	12.4	8.6	10,098
Western Union Co.	WU	20.33	15.32	22.84	1.52	1.70	1.78	13.4	12.0	11.4	10,497
Newell Rubbermaid Inc.	NWL	41.11	30.85	42.00	1.83	2.00	2.28	22.5	20.6	18.0	11,046
Laboratory Corp. of America Holdings	LH	121.22	95.61	131.19	6.95	6.80	8.07	17.4	17.8	15.0	12,170
CBRE Group, Inc.	CBG	37.00	27.49	39.77	1.59	1.94	2.25	23.3	19.1	16.4	12,320
J.M. Smucker Co.	SJM	108.41	95.60	120.65	6.18	6.14	6.95	17.5	17.7	15.6	12,973
Mohawk Industries, Inc.	MHK	190.90	120.37	195.30	6.84	8.42	10.40	27.9	22.7	18.4	13,953
Royal Caribbean Cruises Ltd.	RCL	78.69	52.32	85.56	2.39	3.47	4.96	32.9	22.7	15.9	17,305

Note: Holdings are as of June 30, 2015. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2015 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and June 30, 2015 stock price. NM=Not Meaningful.

*EPS is N/A for 2013 and 2014 due to the 2015 corporate spin-off of Gannett Co., Inc. (GCI) into two companies: Gannett Co., Inc. (GCI) and TEGNA, Inc. (TGNA).

24	ARIELINVESTMENTS.COM

Ariel Appreciation Fund statistical summary	(UNAUDITED)

			52-week range		Earnings per share			P/E calendar
Company	Ticker symbol	Price 06/30/15	Low	High	2013 actual calendar	2014 actual calendar	Forward 12 months estimate	2013 actual P/E	2014 actual P/E	Forward 12 months P/E	Market cap. ($MM)
Contango Oil & Gas Co.	MCF	12.27	11.32	42.98	2.56	(1.15)	(1.94)	4.8	NM	NM	238
International Speedway Corp.	ISCA	36.67	28.09	38.27	1.18	1.51	1.56	31.1	24.3	23.5	976
Bristow Group Inc.	BRS	53.30	50.80	81.60	3.78	4.44	4.30	14.1	12.0	12.4	1,861
Anixter Intl Inc.	AXE	65.15	64.09	103.47	6.25	6.09	4.88	10.4	10.7	13.4	2,147
Kennametal Inc.	KMT	34.12	27.63	46.76	2.69	2.60	2.31	12.7	13.1	14.8	2,705
Sotheby’s	BID	45.24	34.74	47.28	1.88	2.05	2.62	24.1	22.1	17.3	3,144
Janus Capital Group Inc.	JNS	17.12	10.95	18.98	0.71	0.84	1.17	24.1	20.4	14.6	3,206
Bio-Rad Laboratories, Inc.	BIO	150.61	102.71	151.97	5.25	5.28	5.69	28.7	28.5	26.5	3,617
First American Financial Corp.	FAF	37.21	26.20	38.19	1.72	2.01	2.57	21.6	18.5	14.5	4,033
Madison Square Garden Co.	MSG	83.49	58.56	87.27	1.72	1.73	2.62	48.5	48.3	31.9	5,193
TEGNA, Inc.*	TGNA	32.07	25.95	38.48	N/A	N/A	2.36	N/A	N/A	13.6	7,275
Lazard Ltd	LAZ	56.24	43.12	58.85	2.01	3.20	3.61	28.0	17.6	15.6	7,298
JLL	JLL	171.00	118.79	174.83	6.45	8.84	9.74	26.5	19.3	17.6	7,671
Interpublic Group of Cos., Inc.	IPG	19.27	16.37	22.69	0.88	1.07	1.30	21.9	18.0	14.8	7,957
Mattel, Inc.	MAT	25.69	22.32	40.00	2.64	1.57	1.45	9.7	16.4	17.7	8,692
Towers Watson	TW	125.80	98.10	141.88	5.70	6.00	6.58	22.1	21.0	19.1	8,707
Snap-on Inc.	SNA	159.25	111.28	162.26	5.88	6.94	8.07	27.1	22.9	19.7	9,288
Coach, Inc.	COH	34.61	32.72	43.87	3.38	2.49	1.96	10.2	13.9	17.7	9,562
KKR & Co. L.P.	KKR	22.85	18.84	25.58	2.99	1.84	2.66	7.6	12.4	8.6	10,098
Western Union Co.	WU	20.33	15.32	22.84	1.52	1.70	1.78	13.4	12.0	11.4	10,497
Newell Rubbermaid Inc.	NWL	41.11	30.85	42.00	1.83	2.00	2.28	22.5	20.6	18.0	11,046
Tiffany & Co.	TIF	91.80	82.64	110.60	3.73	4.20	4.40	24.6	21.9	20.9	11,857
Laboratory Corp. of America Holdings	LH	121.22	95.61	131.19	6.95	6.80	8.07	17.4	17.8	15.0	12,170
CBRE Group, Inc.	CBG	37.00	27.49	39.77	1.59	1.94	2.25	23.3	19.1	16.4	12,320
J.M. Smucker Co.	SJM	108.41	95.60	120.65	6.18	6.14	6.95	17.5	17.7	15.6	12,973
Nordstrom, Inc.	JWN	74.50	64.92	83.16	3.74	3.75	3.88	19.9	19.9	19.2	14,195
Stanley Black & Decker, Inc.	SWK	105.24	79.03	107.69	5.90	6.41	7.13	17.8	16.4	14.8	16,178
Omnicom Group Inc.	OMC	69.49	64.03	80.98	4.09	4.43	4.91	17.0	15.7	14.2	16,977
Northern Trust Corp.	NTRS	76.46	60.78	78.88	3.04	3.41	3.85	25.2	22.4	19.9	17,843
National Oilwell Varco	NOV	48.28	46.08	86.55	5.17	6.07	3.29	9.3	8.0	14.7	18,726
T. Rowe Price Group, Inc.	TROW	77.73	71.78	88.64	3.90	4.55	5.00	19.9	17.1	15.5	20,255
St. Jude Medical, Inc.	STJ	73.07	54.80	76.33	3.96	4.38	4.10	18.5	16.7	17.8	20,469
Zimmer Biomet Holdings, Inc.	ZBH	109.23	94.73	121.84	6.15	6.46	7.21	17.8	16.9	15.1	22,203
Blackstone Group L.P.	BX	40.87	26.56	44.43	3.07	3.76	3.82	13.3	10.9	10.7	22,409
Viacom, Inc.	VIA.B	64.64	63.11	89.76	4.94	5.57	6.22	13.1	11.6	10.4	22,411
CBS Corp.	CBS	55.50	48.83	65.24	3.15	3.00	3.78	17.6	18.5	14.7	25,215
AFLAC Inc.	AFL	62.20	54.99	65.10	6.18	6.19	6.11	10.1	10.0	10.2	26,988
Franklin Resources, Inc.	BEN	49.03	48.69	59.43	3.50	3.79	3.87	14.0	12.9	12.7	30,354
Illinois Tool Works Inc.	ITW	91.79	79.06	100.14	4.01	5.09	5.68	22.9	18.0	16.2	33,750
Thermo Fisher Scientific Inc.	TMO	129.76	107.33	139.03	5.42	6.96	7.51	23.9	18.6	17.3	51,652

Note: Holdings are as of June 30, 2015. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2015 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and June 30, 2015 stock price. NM=Not Meaningful.

*EPS is N/A for 2013 and 2014 due to the 2015 corporate spin-off of Gannett Co., Inc. (GCI) into two companies: Gannett Co., Inc. (GCI) and TEGNA, Inc. (TGNA).

800.292.7435	25

Ariel Fund schedule of investments	06/30/15 (UNAUDITED)

Number of shares	Common stocks — 89.50%	Value
	Consumer discretionary & services—26.98%
2,464,296	International Speedway Corp., Class A	$90,365,734
3,972,866	Interpublic Group of Cos., Inc.	76,557,128
1,786,754	Newell Rubbermaid Inc.	73,453,457
366,304	Mohawk Industries, Inc.(a)	69,927,434
2,161,421	TEGNA, Inc.	69,316,771
863,340	Royal Caribbean Cruises Ltd.	67,936,225
1,291,508	Meredith Corp.	67,352,142
1,076,165	Sotheby’s	48,685,705
577,274	Madison Square Garden Co., Class A(a)	48,196,606
1,627,100	Mattel, Inc.	41,800,199
19,883	Graham Holdings Co., Class B	21,375,219
1,080,711	Gannett Co., Inc.	15,119,140
		690,085,760
	Consumer staples—3.21%
758,445	J.M. Smucker Co.	82,223,022

	Energy—0.93%
1,928,817	Contango Oil & Gas Co(a)(b)	23,666,585

	Financial services—25.99%
2,128,603	Lazard Ltd, Class A	119,712,633
4,143,739	KKR & Co. L.P.	94,684,436
461,299	JLL	78,882,129
2,120,553	CBRE Group, Inc., Class A(a)	78,460,461
2,048,788	First American Financial Corp.	76,235,401
561,678	Dun & Bradstreet Corp.	68,524,716
3,192,354	Western Union Co.	64,900,557
3,351,416	Janus Capital Group Inc.	57,376,242
285,663	Fair Isaac Corp.	25,932,487
		664,709,062
	Health care—7.81%
576,800	Laboratory Corp. of America Holdings(a)	69,919,696
460,583	Bio-Rad Laboratories, Inc.(a)	69,368,406
860,926	Charles River Laboratories Intl, Inc.(a)	60,557,535
		199,845,637
	Materials & processing—4.25%
1,785,997	Simpson Manufacturing Co., Inc.	60,723,898
1,630,917	U.S. Silica Holdings, Inc.	47,883,723
		108,607,621

26	ARIELINVESTMENTS.COM

06/30/15 (UNAUDITED)

Number of shares	Common stocks — 89.50%	Value
	Producer durables—17.49%
2,551,541	Kennametal Inc.	$87,058,579
1,443,960	Bristow Group Inc.	76,963,068
3,081,562	Brady Corp., Class A	76,237,844
856,616	MTS Systems Corp.(b)	59,063,673
335,613	Snap-on Inc.	53,446,370
4,856,901	Blount Intl, Inc.(a)(b)	53,037,359
362,266	Littelfuse, Inc.	34,375,421
89,576	IDEX Corp.	7,038,882
		447,221,196
	Technology—2.84%
1,112,903	Anixter Intl Inc.(a)	72,505,630

	Total common stocks (Cost $1,433,770,116)	2,288,864,513

Principal amount	Repurchase agreement — 4.87%	Value
$124,446,462	Fixed Income Clearing Corporation, 0.00%, dated 06/30/2015, due 07/01/2015, repurchase price $124,446,462, (collaterized by Federal Home Loan Bank, value $11,444,400, 3.18%, due 12/06/2032; Federal Home Loan Bank, value $39,062,940, 5.50%, due 07/15/2036; Federal National Mortgage Assoc., value $76,432,500, 3.40%, due 03/14/2033) (Cost $124,446,462)	$124,446,462
	Total Investments—94.37% (Cost $1,558,216,578)	2,413,310,975
	Cash, Other Assets less Liabilities—5.63%	144,107,124
	Net Assets—100.00%	$2,557,418,099

(a) Non-income producing.
(b) Affiliated company (See Note Three).
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

800.292.7435	27

Ariel Appreciation Fund schedule of investments	06/30/15 (UNAUDITED)

Number of shares	Common stocks — 94.91%	Value
	Consumer discretionary & services—22.84%
3,422,230	Interpublic Group of Cos., Inc.	$65,946,372
912,400	Omnicom Group Inc.	63,402,676
1,004,100	CBS Corp., Class B	55,727,550
747,900	Viacom, Inc., Class B	48,344,256
1,084,261	International Speedway Corp., Class A	39,759,851
925,000	Newell Rubbermaid Inc.	38,026,750
501,100	Nordstrom, Inc.	37,331,950
778,300	TEGNA, Inc.	24,960,081
241,400	Tiffany & Co.	22,160,520
262,100	Madison Square Garden Co., Class A(a)	21,882,729
820,100	Mattel, Inc.	21,068,369
414,895	Sotheby’s	18,769,850
531,705	Coach, Inc.	18,402,310
		475,783,264
	Consumer staples—3.45%
662,275	J. M. Smucker Co.	71,797,233

	Energy—2.52%
938,700	National Oilwell Varco	45,320,436
586,482	Contango Oil & Gas Co.(a)	7,196,134
		52,516,570
	Financial services—31.86%
2,391,800	First American Financial Corp.	88,998,878
1,367,500	AFLAC Inc.	85,058,500
3,904,500	Western Union Co.	79,378,485
1,025,500	Northern Trust Corp.	78,409,730
1,352,220	Lazard Ltd, Class A	76,048,853
1,248,300	Franklin Resources, Inc.	61,204,149
353,400	JLL	60,431,400
1,577,268	KKR & Co. L.P.	36,040,574
741,200	Blackstone Group L.P.	30,292,844
721,150	CBRE Group, Inc., Class A(a)	26,682,550
311,500	T. Rowe Price Group, Inc.	24,212,895
1,002,942	Janus Capital Group Inc.	17,170,367
		663,929,225
	Health care—13.28%
679,200	Zimmer Biomet Holdings, Inc.	74,189,016
493,500	Laboratory Corp. of America Holdings(a)	59,822,070
817,300	St. Jude Medical, Inc.	59,720,111
389,754	Thermo Fisher Scientific Inc.	50,574,479
214,725	Bio-Rad Laboratories, Inc.(a)	32,339,732
		276,645,408

28	ARIELINVESTMENTS.COM

06/30/15 (UNAUDITED)

Number of shares	Common stocks — 94.91%	Value
	Producer durables—18.84%
930,399	Stanley Black & Decker, Inc.	$97,915,191
2,590,400	Kennametal Inc.	88,384,448
1,495,918	Bristow Group Inc.	79,732,429
610,950	Illinois Tool Works Inc.	56,079,100
315,500	Snap-on Inc.	50,243,375
160,500	Towers Watson, Class A	20,190,900
		392,545,443
	Technology—2.12%
678,400	Anixter Intl Inc.(a)	44,197,760

	Total common stocks (Cost $1,202,599,374)	1,977,414,903

Principal amount	Repurchase agreement — 4.87%	Value
$101,534,271	Fixed Income Clearing Corporation, 0.00%, dated 06/30/2015, due 07/01/2015, repurchase price $101,534,271, (collaterized by Federal National Mortgage Assoc., value $103,567,375, 2.64%, due 09/13/2023) (Cost $101,534,271)	$101,534,271
	Total Investments—99.78% (Cost $1,304,133,645)	2,078,949,174
	Other Assets less Liabilities—0.22%	4,625,945
	Net Assets—100.00%	$2,083,575,119

(a) Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

800.292.7435	29

Ariel Focus Fund schedule of investments	06/30/15 (UNAUDITED)

Number of shares	Common stocks —99.66%	Value
	Consumer discretionary & services—11.50%
61,000	Newell Rubbermaid Inc.	$2,507,710
32,200	Bed Bath & Beyond Inc.(a)	2,221,156
141,800	Pier 1 Imports, Inc.	1,790,934
38,500	Apollo Education Group, Inc., Class A(a)	495,880
		7,015,680
	Consumer staples—4.74%
27,600	CVS Health Corp.	2,894,688

	Energy—11.97%
56,100	National Oilwell Varco	2,708,508
28,200	Exxon Mobil Corp.	2,346,240
20,400	Apache Corp.	1,175,652
96,000	Chesapeake Energy Corp.	1,072,320
		7,302,720
	Financial services—18.20%
160,000	Western Union Co.	3,252,800
11,300	Goldman Sachs Group, Inc.	2,359,327
53,050	Morgan Stanley	2,057,810
27,100	JPMorgan Chase & Co.	1,836,296
38,200	Bank of New York Mellon Corp.	1,603,254
		11,109,487
	Health care—18.49%
18,800	Laboratory Corp. of America Holdings (a)	2,278,936
21,900	Johnson & Johnson	2,134,374
18,500	Zimmer Biomet Holdings, Inc.	2,020,755
72,300	Hanger, Inc. (a)	1,694,712
21,200	Baxter International Inc.	1,482,516
12,600	St. Jude Medical, Inc.	920,682
5,000	Bio-Rad Laboratories, Inc. (a)	753,050
		11,285,025
	Materials & processing—6.81%
53,800	Mosiac Co.	2,520,530
153,682	Barrick Gold Corp.	1,638,250
		4,158,780
	Producer durables—13.83%
33,400	Stanley Black & Decker, Inc.	3,515,016
15,400	Lockheed Martin Corp.	2,862,860
60,400	Kennametal Inc.	2,060,848
		8,438,724
	Technology—14.12%
74,400	Oracle Corp.	2,998,320
18,100	International Business Machines Corp.	2,944,146
35,200	Microsoft Corp.	1,554,080
17,200	Anixter Intl Inc.(a)	1,120,580
		8,617,126
	Total common stocks (Cost $51,151,147)	60,822,230

Principal amount	Repurchase agreement — 0.20%	Value
$121,359	Fixed Income Clearing Corporation, 0.00%, dated 06/30/2015, due 07/01/2015, repurchase price $121,359, (collaterized by Federal Home Loan Bank, value $126,225, 3.18%, due 12/06/2032) (Cost $121,359)	$121,359
	Total Investments—99.86% (Cost $51,272,506)	60,943,589
	Other Assets less Liabilities—0.14%	87,197
	Net Assets — 100.00%	$61,030,786

(a) Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

30	ARIELINVESTMENTS.COM

Ariel Discovery Fund schedule of investments	06/30/15 (UNAUDITED)

Number of shares	Common stocks — 96.40%	Value
	Consumer discretionary & services—16.92%
243,239	Century Casinos, Inc.(a)	$1,532,406
177,955	Rosetta Stone Inc.(a)	1,420,081
81,463	XO Group Inc.(a)	1,331,920
30,700	International Speedway Corp., Class A	1,125,769
39,900	Superior Industries Intl, Inc.	730,569
294,775	LeapFrog Enterprises, Inc.(a)	412,685
		6,553,430
	Energy—5.54%
75,254	Contango Oil & Gas Co.(a)	923,367
76,600	Gulf Island Fabrication, Inc.	855,622
87,700	Mitcham Industries, Inc.(a)	367,463
		2,146,452
	Financial services—17.49%
377,918	Cowen Group, Inc., Class A(a)	2,418,675
34,300	Capital Southwest Corp.	1,712,599
33,500	First American Financial Corp.	1,246,535
57,365	AV Homes, Inc.(a)	824,335
16,700	MB Financial, Inc.	575,148
		6,777,292
	Health care—2.46%
95,000	Kindred Biosciences, Inc.(a)	647,900
437,800	Vical Inc.(a)	306,460
		954,360
	Materials & processing—10.07%
1,336,494	Rentech, Inc.(a)	1,430,049
82,131	Landec Corp.(a)	1,185,150
268,391	Orion Energy Systems, Inc.(a)	673,661
17,973	Simpson Manufacturing Co., Inc.	611,082
		3,899,942
	Producer durables—12.35%
159,700	Furmanite Corp.(a)	1,296,764
224,425	Spartan Motors Inc.	1,027,867
20,539	Team, Inc.(a)	826,695
150,730	Erickson Inc.(a)	654,168
17,500	Brink’s Co.	515,025
42,900	Electro Rent Corp.	465,894
		4,786,413
	Technology—20.00%
326,000	RealNetworks, Inc.(a)	1,763,660
323,769	Imation Corp.(a)	1,314,502
174,780	PCTEL, Inc.	1,254,920
143,000	Seachange Intl, Inc.(a)	1,002,430
82,900	Brooks Automation, Inc.	949,205
96,115	Telenav Inc.(a)	773,726
284,900	Rubicon Technology, Inc.(a)	692,307
		7,750,750

800.292.7435	31

Ariel Discovery Fund schedule of investments (continued)	06/30/15 (UNAUDITED)

Number of shares	Common stocks — 96.40%	Value
	Utilities—11.57%
332,186	ORBCOMM, Inc.(a)	$2,242,256
1,634,412	Pendrell Corp.(a)	2,239,144
		4,481,400
	Total common stocks (Cost $41,715,697)	37,350,039

Principal amount	Repurchase agreement — 4.10%	Value
$1,589,730	Fixed Income Clearing Corporation, 0.00%, dated 06/30/2015, due 07/01/2015, repurchase price $1,589,730, (collaterized by Federal Home Loan Bank, value $1,622,225, 3.18%, due 12/06/2032) (Cost $1,589,730)	$1,589,730
	Total Investments—100.50% (Cost $43,305,427)	38,939,769
	Liabilities less Other Assets—(0.50)%	(193,313)
	Net Assets — 100.00%	$38,746,456

(a) Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

32	ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	06/30/15 (UNAUDITED)

Number of shares	Common stocks — 92.72%	Value
	Austria—0.44%
2,324	Vienna Insurance Group	$79,735

	Canada—2.83%
9,280	Rogers Communications Inc.	329,147
5,570	IGM Financial Inc.	177,402
		506,549
	Chile—0.51%
4,510	Banco Santander-Chile ADR	91,328

	China—7.12%
10,626	China Mobile Ltd. ADR	681,020
1,749	Baidu, Inc. ADR(a)	348,191
16,500	China Mobile Ltd.	211,583
26,000	Lenovo Group Ltd	36,024
		1,276,818
	Denmark—0.10%
363	Vestas Wind Systems AS	18,118

	Finland—4.04%
88,993	Nokia Corp. ADR	609,602
16,892	Nokia Corp.	114,687
		724,289
	France—4.06%
4,347	BNP Paribas SA	262,424
1,851	Michelin (CGDE)	193,957
2,130	Technip SA	131,839
445	L’Air Liquide SA	56,283
1,726	Eutelsat Communications	55,706
266	Euler Hermes Group	26,814
		727,023
	Germany—14.00%
10,875	Deutsche Boerse AG	900,206
15,118	Dialog Semiconductor plc(a)	817,265
96,502	Telefonica Deutschland GmbH & Co.	556,216
2,629	SAP SE	183,477
1,204	Deutsche Post AG	35,174
215	Beiersdorf AG	18,010
		2,510,348
	Hong Kong—0.70%
25,585	Yue Yuen Industrial Holdings Ltd.	85,321
50,321	Li & Fung Ltd	39,924
		125,245
	Ireland—1.91%
4,802	Ryanair Holdings plc ADR(a)	342,623

	Israel—0.61%
25,980	Bank Leumi Le-Israel BM(a)	109,869

800.292.7435	33

Ariel International Fund schedule of investments (continued)

Number of shares	Common stocks — 92.72%	Value
	Italy—1.78%
37,214	Mediaset SpA	$178,896
17,022	Snam SpA	80,994
1,296	DiaSorin SpA	59,166
		319,056
	Japan—16.58%
3,000	Nintendo Co., Ltd.	501,777
4,400	Shimamura Co., Ltd.	462,344
58,800	Anritsu Corp.	396,853
5,800	Toyota Motor Corp.	388,752
10,700	Canon Inc.	348,186
2,800	Daito Trust Construction Co., Ltd.	290,101
20,300	Nikon Corp.	234,872
5,300	Japan Tobacco Inc.	188,836
2,155	Canon Inc. ADR	69,844
700	Tokyo Electron Ltd.	44,310
800	OBIC Co., Ltd.	35,691
1,000	Shizouka Bank Ltd.	10,451
		2,972,017
	Luxembourg—0.35%
435	RTL Group(b)	39,311
268	RTL Group(c)	24,312
		63,623
	Macau—0.12%
12,800	Wynn Macau Ltd.	21,269

	Netherlands—4.10%
35,429	Ahold N.V.	663,566
795	Gemalto N.V.	70,798
		734,364
	Singapore—0.54%
5,600	United Overseas Bank Ltd.	95,922

	Spain—0.97%
2,101	Tecnicas Reunidas SA	107,980
13,580	Banco Popular Español SA	65,797
		173,777
	Sweden—0.44%
2,044	H&M Hennes & Mauritz AB, Class B	78,704

	Switzerland—9.61%
3,095	Roche Holding AG	867,308
975	Swisscom AG	546,446
5,213	UBS AG	110,566
58	SGS SA(a)	105,832
59	Banque Cantonale Vaudoise	36,569
98	Zurich Insurance Group Ltd	29,831
371	Nestle SA	26,785
		1,723,337

34	ARIELINVESTMENTS.COM

06/30/15 (UNAUDITED)

Number of shares	Common stocks — 92.72%	Value
	United Kingdom—17.68%
19,583	GlaxoSmithKline plc ADR	$815,632
6,390	Reckitt Benckiser Group plc	551,011
45,039	HSBC Holdings plc	403,446
4,917	Royal Dutch Shell plc ADR	280,318
1,700	British American Tobacco plc ADR	184,025
7,488	GlaxoSmithKline plc	155,599
21,851	British Telecom Group plc	154,569
2,913	HSBC Holdings plc ADR	130,532
14,278	Countrywide plc	127,427
6,865	IMI plc	121,350
4,116	Diageo plc	119,062
950	BT Group plc ADR	67,345
4,037	IG Group Holdings plc	47,352
452	Royal Dutch Shell plc, Class A	12,688
		3,170,356
	United States—4.23%
4,569	Philip Morris Intl, Inc.	366,297
1,403	Core Laboratories N.V.	159,998
988	Harman Intl Industries, Inc.	117,513
3,179	Markit Ltd.(a)	81,287
3,276	Ruckus Wireless, Inc.(a)	33,874
		758,969
	Total common stocks (Cost $15,271,311)	16,623,339

Number of shares	Investment companies—0.64%	Value
	Exchange Traded Funds—0.64%
2,896	Vanguard MSCI EAFE ETF	$114,826
	Total investment companies (Cost $88,905)	114,826

Principal amount	Repurchase agreement — 4.32%	Value
$774,591	Fixed Income Clearing Corporation, 0.00%, dated 06/30/2015, due 07/01/2015, repurchase price $774,591, (collaterized by Federal Home Loan Bank, value $794,750, 3.18%, due 12/06/2032) (Cost $774,591)	$774,591
	Total Investments—97.68% (Cost $16,134,807)	17,512,756
	Cash, Other Assets less Liabilities—2.32%	415,311
	Net Assets—100.00%	$17,928,067

(a)	Non-income producing.
(b)	This security was purchased through more than one stock exchange and this line represents shares purchased through Xetra.
(c)	This security was purchased through more than one stock exchange and this line represents shares purchased through Euronext Brussels.
ADR American Depositary Receipt
See Notes to Schedules of Investments.

800.292.7435	35

Ariel Global Fund schedule of investments	06/30/15 (UNAUDITED)

Number of shares	Common stocks — 92.92%	Value
	Brazil—0.81%
28,343	Itau Unibanco Holding SA ADR	$310,356
22,338	Souza Cruz SA	175,523
		485,879
	Canada—1.83%
22,781	Rogers Communications Inc.	808,005
9,183	IGM Financial Inc.	292,474
		1,100,479
	Chile—1.20%
35,471	Banco Santander-Chile ADR	718,288

	China—8.45%
160,000	China Mobile Ltd.	2,051,719
9,260	Baidu, Inc. ADR(a)	1,843,481
17,000	China Mobile Ltd. ADR	1,089,530
64,000	Lenovo Group Ltd	88,674
		5,073,404
	Finland—2.15%
153,701	Nokia Corp. ADR	1,052,852
34,994	Nokia Corp.	237,589
		1,290,441
	France—2.12%
4,849	Michelin (CGDE)	508,101
7,553	BNP Paribas SA	455,968
4,949	Technip SA	306,325
		1,270,394
	Germany—5.82%
22,764	Deutsche Boerse AG	1,884,349
152,833	Telefonica Deutschland GmbH & Co.	880,895
13,476	Dialog Semiconductor plc(a)	728,500
		3,493,744
	Hong Kong—0.25%
37,500	Yue Yuen Industrial Holdings Ltd.	125,056
30,000	Li & Fung Ltd	23,802
		148,858
	Israel—0.18%
25,721	Bank Leumi Le-Israel BM(a)	108,774

	Italy—0.29%
35,638	Mediaset SpA	171,320

36	ARIELINVESTMENTS.COM

06/30/15 (UNAUDITED)

Number of shares	Common stocks — 92.92%	Value
	Japan—7.25%
5,050	Nintendo Co., Ltd.	$844,658
6,700	Shimamura Co., Ltd.	704,024
5,400	Daito Trust Construction Co., Ltd.	559,480
15,100	Japan Tobacco Inc.	538,003
8,000	Toyota Motor Corp.	536,209
44,400	Nikon Corp.	513,710
12,900	Canon Inc.	419,776
1,155	Toyota Motor Corp. ADR	154,481
12,900	Anritsu Corp.	87,065
		4,357,406
	Macau—0.05%
19,600	Wynn Macau Ltd	32,567

	Mexico—0.23%
15,029	Santander Mexico Financial Group ADR	137,515

	Netherlands—1.35%
43,282	Ahold N.V.	810,649

	Peru—0.20%
861	Credicorp Ltd.	119,610

	Singapore—0.33%
11,500	United Overseas Bank Ltd.	196,982

	Spain—0.46%
5,440	Tecnicas Reunidas SA	279,586

	Switzerland—7.06%
10,594	Roche Holding AG	2,968,745
2,107	Swisscom AG	1,180,885
49	SGS SA	89,410
		4,239,040
	Turkey—0.47%
14,755	Turkcell Iletisim Hizmetleri AS ADR	169,535
6,347	BIM Birlesik Magazalar AS	113,673
		283,208
	United Kingdom—7.37%
44,275	GlaxoSmithKline plc ADR	1,844,054
54,953	GlaxoSmithKline plc	1,141,911
68,951	HSBC Holdings plc	617,642
5,236	Reckitt Benckiser Group plc	451,501
27,462	British Telecom Group plc	194,260
2,549	HSBC Holdings plc ADR	114,221
2,222	Diageo plc	64,275
		4,427,864

800.292.7435	37

Ariel Global Fund schedule of investments (continued)	06/30/15 (UNAUDITED)

Number of shares	Common stocks — 92.92%	Value
	United States—45.05%
33,282	Gilead Sciences, Inc.(a)	$3,896,657
73,101	Microsoft Corp.	3,227,409
19,692	Harman Intl Industries, Inc.	2,342,166
23,434	Johnson & Johnson	2,283,878
45,657	Southern Co.	1,913,028
36,742	Verizon Communications Inc.	1,712,545
18,971	Quest Diagnostics Inc.	1,375,777
61,910	Tumi Holdings Inc.(a)	1,270,393
12,800	Philip Morris Intl, Inc.	1,026,176
63,521	QLogic Corp.(a)	901,363
20,607	U.S. Bancorp	894,344
93,009	Acacia Research Corp.	815,689
66,019	Ruckus Wireless, Inc.(a)	682,636
5,584	Core Laboratories N.V.	636,799
7,304	Schlumberger Ltd.	629,532
7,318	Wal-Mart Stores, Inc.	519,066
2,926	Berkshire Hathaway Inc., Class B(a)	398,258
12,804	EMC Corp.	337,898
3,325	The PNC Financial Service Group, Inc.	318,036
7,914	Coach, Inc.	273,903
2,178	Praxair, Inc.	260,380
2,482	Ansys, Inc.(a)	226,458
4,056	Wisconsin Energy Corp.	182,398
2,840	Altera Corp.	145,408
1,418	Accenture plc, Class A	137,234
1,456	Rockwell Collins, Inc.	134,462
1,009	CME Group Inc.	93,898
977	JPMorgan Chase & Co.	66,201
799	American Express Co.	62,098
791	Occidental Petroleum Corp.	61,516
458	M&T Bank Corp.	57,218
1,225	Expeditors Intl of Washington	56,479
238	W.W. Grainger Inc.	56,323
1,334	Fastenal Co.	56,268
		27,051,894
	Total common stocks (Cost $49,819,594)	55,797,902

Number of shares	Investment companies—0.47%	Value
	Exchange Traded Funds—0.47%
4,599	Vanguard Total World Stock Index Fund (ETF)	$282,930
	Total investment companies (Cost $283,758)	282,930

Principal amount	Repurchase agreement — 4.54%	Value
$2,726,969	Fixed Income Clearing Corporation, 0.00%, dated 06/30/2015, due 07/01/2015, repurchase price $2,726,969, (collaterized by Federal Home Loan Bank, value $2,781,625, 3.18%, due 12/06/2032) (Cost $2,726,969)	$2,726,969
	Total Investments—97.93% (Cost $52,830,321)	58,807,801
	Cash, Other Assets less Liabilities—2.07%	1,242,344
	Net Assets—100.00%	$60,050,145

(a) Non-income producing.
ADR American Depositary Receipt
See Notes to Schedules of Investments.

38	ARIELINVESTMENTS.COM

Notes to schedule of investments	06/30/15 (UNAUDITED)

NOTE ONE | ORGANIZATION
Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund (the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

NOTE TWO | SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant policies related to investments of the Funds held at June 30, 2015.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Debt securities having a maturity over 60 days are valued at the yield equivalent as obtained from a pricing source or one or more market makers for such securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Fair value measurements—Accounting Standards CodificationTM (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Funds’ investments carried at fair value:

	Ariel	Ariel	Ariel	Ariel
	Fund	Appreciation Fund	Focus Fund	Discovery Fund
Level 1	$2,288,864,513	$1,977,414,903	$60,822,230	$37,350,039
Level 2*	124,446,462	101,534,271	121,359	1,589,730
Level 3	—	—	—	—
Fair value at 06/30/15	$2,413,310,975	$2,078,949,174	$60,943,589	$38,939,769

* As of June 30, 2015, Level 2 investments held are repurchase agreements.  See Schedule of Investments.

800.292.7435	39

Notes to schedules of investments (continued)

Ariel International Fund	Level 1	Level 2	Level 3	Total
Common stocks
Consumer discretionary	$2,002,168	$—	$—	$2,002,168
Consumer staples	2,117,592	—	—	2,117,592
Energy	692,823	—	—	692,823
Financials	2,995,771	—	—	2,995,771
Health care	1,897,706	—	—	1,897,706
Industrials	623,097	—	—	623,097
Information technology	3,610,578	—	—	3,610,578
Materials	56,283	—	—	56,283
Telecommunication services	2,546,327	—	—	2,546,327
Utilities	80,994	—	—	80,994
Total common stocks	$16,623,339	$—	$—	$16,623,339
Exchange traded funds	114,826	—	—	114,826
Repurchase agreement	—	774,591	—	774,591
Total investments	$16,738,165	$774,591	$—	$17,512,756
Other financial instruments
Forward foreign currency contracts	$—	$(19,675)	$—	$(19,675)

Ariel Global Fund	Level 1	Level 2	Level 3	Total
Common stocks
Consumer discretionary	$6,655,734	$—	$—	$6,655,734
Consumer staples	3,698,867	—	—	3,698,867
Energy	1,913,759	—	—	1,913,759
Financials	7,405,712	—	—	7,405,712
Health care	13,511,021	—	—	13,511,021
Industrials	1,208,630	—	—	1,208,630
Information technology	10,961,000	—	—	10,961,000
Materials	260,380	—	—	260,380
Telecommunication services	8,087,372	—	—	8,087,372
Utilities	2,095,427	—	—	2,095,427
Total common stocks	$55,797,902	$—	$—	$55,797,902
Exchange traded funds	282,930	—	—	282,930
Repurchase agreement	—	2,726,969	—	2,726,969
Total investments	$56,080,832	$2,726,969	$—	$58,807,801
Other financial instruments
Forward foreign currency contracts	$—	$(3,368)	$—	$(3,368)

There were no transfers between levels for the Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund. Transfers between levels are recognized at the end of the reporting period.

^
Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from active markets such as exchange rates. As such, forward currency contracts were categorized as Level 2. The forward currency contracts are reflected at the unrealized appreciation (depreciation) on the contract. See Note Five, Forward Currency Contracts.

40	ARIELINVESTMENTS.COM

06/30/15 (UNAUDITED)

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party. Realized gains (losses) and unrealized appreciation (depreciation) on securities include the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are subject to the translations of foreign exchange rate fluctuations. Contracts are “marked-to-market” daily and any resulting unrealized gains (losses) are recorded as unrealized appreciation (depreciation) on foreign currency translations. The Funds record realized gains (losses) at the time the forward currency contract is settled or closed on the Statement of Operations as realized gain (loss) on foreign currency transactions.

Repurchase agreements—The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Securities transactions—Securities transactions are accounted for on a trade date basis.

NOTE THREE | TRANSACTIONS WITH AFFILIATED COMPANIES
If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. Ariel Fund had the following transactions during the nine months ended June 30, 2015, with affiliated companies:

	Share activity				Nine months ended June 30, 2015
	Balance			Balance		Dividends	Amount of gain
	September 30,			June 30,		credited to	(loss) realized on
Security name	2014	Purchases	Sales	2015	Market value	income	sale of shares
Contango Oil & Gas Co.	1,833,617	95,200	—	1,928,817	$23,666,585	$—	$—
Blount International Inc.	—	4,856,901	—	4,856,901	53,037,359	—	—
MTS Systems Corp.	643,079	213,537	—	856,616	59,063,673	699,079	—
					$135,767,617	$699,079	$—

NOTE FOUR | FEDERAL INCOME TAXES
At June 30, 2015, the cost of investment securities for tax purposes was as follows:

		Ariel	Ariel	Ariel	Ariel	Ariel
	Ariel Fund	Appreciation Fund	Focus Fund	Discovery Fund	International Fund	Global Fund
Cost of investments	$1,558,216,578	$1,304,133,645	$51,272,506	$43,305,427	$16,134,807	$52,830,321
Gross unrealized appreciation	$984,169,622	$864,591,397	$14,575,238	$5,766,721	$1,986,981	$8,414,234
Gross unrealized depreciation	(129,075,225)	(89,775,868)	(4,904,155)	(10,132,379)	(609,032)	(2,436,754)
Net unrealized appreciation (depreciation)	$855,094,397	$774,815,529	$9,671,083	$(4,365,658)	$1,377,949	$5,977,480

Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent semi-annual or annual report.

800.292.7435	41

Notes to schedules of investments (continued)	06/30/15 (UNAUDITED)

NOTE FIVE | FORWARD CURRENCY CONTRACTS
At June 30, 2015, the open forward currency contracts (State Street Bank and Trust as counterparty) are:

					Unrealized
	Currency to	Amount to	Currency to	Amount to	appreciation
Contract settlement date	be received	be received	be delivered	be delivered	(depreciation)
Ariel International Fund
08/18/2015	SGD	47,731	USD	36,125	$(711)
08/18/2015	SEK	740,988	USD	90,314	(844)
08/18/2015	NOK	615,080	USD	83,876	(5,511)
08/18/2015	AUD	654,669	USD	524,166	(20,346)
08/18/2015	AUD	184,427	CHF	135,000	(2,720)
08/18/2015	GBP	152,703	EUR	210,299	5,256
08/18/2015	JPY	37,564,721	EUR	275,403	(122)
08/18/2015	SGD	150,525	EUR	99,549	629
08/18/2015	DKK	711,079	EUR	95,380	—
08/18/2015	DKK	631,061	EUR	84,647	—
08/18/2015	SEK	1,567,462	EUR	167,022	2,940
08/18/2015	AUD	50,424	CAD	48,360	110
08/18/2015	AUD	102,247	CAD	98,000	273
08/18/2015	AUD	93,956	CAD	90,000	294
09/17/2015	AUD	56,415	CAD	53,778	333
09/17/2015	AUD	52,758	CAD	50,292	311
09/17/2015	AUD	180,834	CAD	172,382	1,068
09/17/2015	EUR	156,164	USD	176,402	(2,115)
09/17/2015	JPY	21,748,320	USD	176,402	1,480
					$(19,675)
Ariel Global Fund
08/18/2015	AUD	373,987	GBP	190,026	$(10,667)
08/18/2015	CAD	536,648	CHF	407,753	(7,510)
08/18/2015	SEK	2,391,893	GBP	185,007	(1,789)
08/18/2015	AUD	919,338	EUR	643,508	(10,364)
08/18/2015	CAD	565,164	EUR	410,487	(5,708)
08/18/2015	SEK	1,764,226	EUR	187,988	3,309
08/18/2015	DKK	2,020,177	EUR	270,975	—
08/18/2015	USD	563,273	JPY	67,185,767	14,004
08/18/2015	USD	414,311	CHF	378,800	8,428
08/18/2015	USD	282,415	EUR	246,950	6,929
					$(3,368)

42	ARIELINVESTMENTS.COM

Board of trustees

Mellody L. Hobson	Chair, Board of Trustees President, Ariel Investments, LLC
James W. Compton*	Retired President and Chief Executive Officer, Chicago Urban League
William C. Dietrich*	Lead Independent Trustee Retired Executive Director, Shalem Institute for Spiritual Formation, Inc.
Christopher G. Kennedy*	Chairman, Joseph P. Kennedy Enterprises, Inc. Founder and Chairman, Top Box Foods
Merrillyn J. Kosier	Chief Marketing Officer, Mutual Funds Executive Vice President, Ariel Investments, LLC
Kim Y. Lew*	Vice President and Co-Chief Investment Officer, Carnegie Corporation of New York
William M. Lewis, Jr.*	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd
H. Carl McCall*	Chairman, The State University of New York (SUNY) Board of Trustees
John W. Rogers, Jr.	Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Ariel Investments, LLC
James M. Williams*	Vice President and Chief Investment Officer, J. Paul Getty Trust

Royce N. Flippin, Jr.	Trustees Emeritus
John G. Guffey, Jr.	(no Trustee duties or responsibilities)
Bert N. Mitchell

*	Independent Trustee

800.292.7435	43

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com
Follow us on Twitter @ArielFunds

The materials used to produce this report were sourced responsibly.

The paper used along with the packaging are all recyclable.
Slow and steady wins the race.	TPI (55,000) ©08/15 AI–02